As filed with the U.S. Securities and Exchange Commission on June 17, 2021
1933 Act File No. 333-255145
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. 1   Post-Effective Amendment No. ___
The Weitz Funds
(Exact Name of Registrant as Specified in Charter)
Suite 200
1125 South 103rd Street
Omaha, NE 68124-1071
(Address of Principal Executive Offices)
402-391-1980
(Registrant’s Telephone Number)
Wallace R. Weitz
Suite 200
1125 South 103rd Street
Omaha, NE 68124-1071
(Name and Address of Agent for Service)
Copies of all communications to:
Patrick W.D. Turley, Esq.
Dechert LLP
1900 K Street N.W.
Washington, DC 20006
Title of Securities being Registered: Institutional Class Shares of the Weitz Core Plus Income Fund.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

Great Lakes Bond Fund
a series of Managed Portfolio Series

Dear Shareholder:
I am writing to let you know that a virtual meeting (the “Meeting”) of shareholders of the Great Lakes Bond Fund (the “Target Fund”) has been scheduled for July 15, 2021 at 2:00 p.m., Central time.  If you plan to attend the Meeting virtually, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider an important proposal affecting the Target Fund. The enclosed Proxy Statement/Prospectus describes a proposed reorganization (the “Reorganization”) of the Target Fund, which is a series of Managed Portfolio Series, with and into the Weitz Core Plus Income Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), which is a series of The Weitz Funds. Shareholders of the Target Fund will receive shares of the Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
If approved by shareholders, the Reorganization will occur on or about July 23, 2021. On that date, holders of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value to their shares of the Target Fund. The enclosed Proxy Statement/Prospectus describes the Reorganization in greater detail and contains important information about the Acquiring Fund.
The Reorganization has been carefully reviewed by the Target Fund’s Board of Trustees (the “Target Fund Board”). The Target Fund Board is responsible for protecting your interests as a shareholder. The Target Fund Board believes the Reorganization is in the best interests of the Target Fund and its shareholders and approved the Reorganization on February 24, 2021. The Target Fund Board recommends that you vote in favor of the proposal and approve the Reorganization.
Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.
Sincerely,
/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President
June 21, 2021

Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI  53202

Notice of Special Meeting of Shareholders of the
Great Lakes Bond Fund

A special meeting (the “Meeting”) of shareholders of the Great Lakes Bond Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Target Trust”), has been scheduled for July 15, 2021 at 2:00 p.m., Central time, online via live webcast, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
PROPOSAL: To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and The Weitz Funds (The “Acquiring Trust”) on behalf of the Weitz Core Plus Income Fund (the “Acquiring Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).
The Proposal will be effected with respect to the Target Fund only if the Target Fund’s shareholders approve the Proposal. Fund shareholders of record as of the close of business on April 30, 2021 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.
The Target Trust’s Board of Trustees (the “Target Fund Board”) has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Fund cast their vote “FOR” the proposal as described in the accompanying Proxy Statement/Prospectus.
Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the virtual Meeting and casting your vote.   You may mail your written notice of revocation or your subsequently executed proxy card to the following address:  Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916.
By order of the Target Fund Board,
/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President
June 21, 2021

Proxy Statement/Prospectus
June 21, 2021
Proxy Statement for

Great Lakes Bond Fund
a series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI  53202
(855) 278-2020
Prospectus for

Weitz Core Plus Income Fund
a series of The Weitz Funds
1125 South 103rd Street
Omaha, NE 68124-1071
(888) 859-0698
This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of Great Lakes Bond Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Target Trust”).  The Meeting is scheduled for July 15, 2021 at 2:00 p.m. Central time, online via live webcast.  At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
PROPOSAL: To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and The Weitz Funds (The “Acquiring Trust”) on behalf of the Weitz Core Plus Income Fund (the “Acquiring Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).
If shareholders of the Target Fund vote to approve the Plan and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around July 23, 2021 (the “Closing Date”), immediately following the closing of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date (the “Effective Time”).  As of the Effective Time, shareholders of the Target Fund will receive Institutional Class Shares of the Acquiring Fund in the Reorganization having a total dollar value equal to the total dollar value of their investment in Institutional Class Shares of the Target Fund immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Fund will then be liquidated and dissolved.
The Reorganization is anticipated to be a tax-free transaction for the Target Fund and its shareholders.  The Target Trust’s Board of Trustees (the “Target Fund Board”) has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.  In addition, the Board of Trustees of the Acquiring Trust (the “Acquiring Fund Board”) has also approved the Plan and has determined that approval of the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.  In connection with their decision to approve the Plan, the Acquiring Fund Board considered that the Reorganization is expected to result in a larger asset base and a larger shareholder base for the Acquiring Fund, however, there can be no assurance that the benefits anticipated to result from the Reorganization will actually occur.  Accordingly, the Target Fund Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

The Target Trust’s Board of Trustees has fixed the close of business on April 30, 2021 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.
This Proxy Statement/Prospectus sets forth concisely all material information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund.  You should retain this information for future reference. The Target Trust and Acquiring Trust are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about June 21, 2021.
Additional information is available in the following materials:
•	Prospectus dated July 29, 2020 for the Target Fund (“Target Fund Prospectus”) (File Nos. 811-22525 and 333-172080);
•	Statement of Additional Information dated July 29, 2020 for the Target Fund, (“Target Fund SAI”) (File Nos. 811-22525 and 333-172080);
•	Prospectus dated July 31, 2020 for the Acquiring Fund (“Acquiring Fund Prospectus”) (File Nos. 811-21410 and 333-107797);
•	Statement of Additional Information dated July 31, 2020 for the Acquiring Fund (“Acquiring Fund SAI”) (File Nos. 811-21410 and 333-107797);
•
The Target Fund’s audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021 (the “Target Fund Annual Report”).  The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C; and

•
The Acquiring Fund’s audited financial statements and related report of the independent public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021 (the “Acquiring Fund Annual Report”). The financial highlights for the Acquiring Fund contained in the Acquiring Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C;

The Target Fund Prospectus and Acquiring Fund Prospectus are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.  The Statement of Additional Information to this Proxy Statement/Prospectus, dated June 21, 2021, is also incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus.  The Target Fund Prospectus, Target Fund SAI and Target Fund Annual Report are available on the Target Fund’s website at: http://www.glafunds.com.  The Acquiring Fund Prospectus, Acquiring Fund SAI and Acquiring Fund Annual Report are available on the Acquiring Fund’s website at: http://www.weitzinvestments.com.
The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Fund documents are also available at no cost by calling (855) 278-2020.  Copies of the Acquiring Fund documents are available at no cost by calling the Acquiring Fund at (888) 859-0698 or by sending an email request to http://www.weitzinvestments.com.

You may also obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.

Costs of the Reorganization	35
U.S. Federal Income Tax Considerations	35
Target Fund Board Recommendation	38
VOTING INFORMATION	38
Proxy Statement/Prospectus	38
Quorum Requirement And Adjournment	39
Vote Necessary to Approve the Proposal	39
Proxy Solicitation	39
Share Ownership by Large Shareholders, Management and Trustees	40
OTHER MATTERS	40
Capitalization	40
Dissenters’ Rights	41
Shareholder Proposals	41
Legal Matters	41
Auditors	42
EXHIBITS
EXHIBIT A - Ownership of the Target Fund and Acquiring Fund	A-1
EXHIBIT B - Form of Agreement and Plan of Reorganization	B-1
EXHIBIT C - Financial Highlights of the Funds	C-1
EXHIBIT D - Additional Information About the Acquiring Fund	D-1

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

SUMMARY OF KEY INFORMATION
The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectuses and SAIs of the Funds.  Shareholders should read the entire Proxy Statement/Prospectus, the Acquiring Fund Prospectus, the Target Fund Prospectus, the Acquiring Fund SAI and the Target Fund SAI carefully for more complete information.
WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?
You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.
ON WHAT AM I BEING ASKED TO VOTE?
You are being asked to approve a Plan under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust. The Plan, with respect to the Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
The Acquiring Fund has an investment objective, investment strategy, risks and investment policies that are similar to those of the Target Fund, although there are some material differences that are described further in this Proxy Statement/Prospectus.
As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive Institutional Class shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the Institutional Class shares such shareholder held in the Target Fund immediately prior to the Reorganization.
Approval of the shareholders of the Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on July 15, 2021 to consider the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider what further actions to take with respect to the Target Fund.
WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?
The Target Fund Board has concluded, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and its shareholders.  In reaching this conclusion, the Target Fund Board, based upon information provided by Great Lakes Advisors, LLC, the investment advisor to the Target Fund (“Great Lakes”) and Weitz Investment Management, Inc., the investment adviser to the Acquiring Fund (“Weitz”), determined that reorganizing the Target Fund with and into the Acquiring Fund, which has an investment objective, strategies and policies that are similar to those of the Target Fund, is anticipated to benefit shareholders of the Target Fund, however, there can be no assurance that the benefits anticipated to result from the Reorganization will actually occur.  Great Lakes had informed the Target Fund Board that Great Lakes has elected to discontinue serving as the investment adviser to the Target Fund.  Great Lakes also informed the Target Fund Board that Great Lakes intends to continue serving as investment adviser to the Target Fund until the completion of the Reorganization.

In considering the Reorganization and the Plan, the Target Fund Board considered these and other factors in concluding that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATION – Board Considerations in Approving the Reorganization”.
HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATION?
Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered the Proposal and the Plan and, upon the recommendation of Great Lakes as the investment adviser to the Target Fund, unanimously approved the Plan and the Reorganization.  The Target Fund Board recommends that shareholders of the Target Fund vote “For” the Proposal, and thereby approve the Plan and Reorganization.
WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?
As a result of the Reorganization, you will become a shareholder of the Acquiring Fund. Immediately after the Reorganization, you will own Institutional Class Shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the Institutional Class Shares of the Target Fund that you owned immediately prior to the Reorganization, although the number of shares held in your account will change.
HOW DO THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND FUNDAMENTAL POLICIES COMPARE?
Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are similar, although they are worded somewhat differently.  The Target Fund seeks total return with an emphasis on current income.  The primary investment objectives of the Acquiring Fund are current income and capital preservation.  A secondary investment objective of the Acquiring Fund is long-term capital appreciation.
The Target Fund’s and Acquiring Fund’s investment objectives are non-fundamental and may be changed by either Fund’s Board without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are some material differences.  Under normal circumstances, the Target Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, while the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.
Target Fund investments include fixed and floating rate corporate bonds (including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”)), asset-backed and mortgage-backed securities, municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.
Acquiring Fund investments include U.S. government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.

Among the differences in the principal investment strategies used by the Target Fund and the Acquiring Fund are: (1) the extent to which each Fund may invest in derivatives instruments and (2) the extent to which each Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).
The Acquiring Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures as part of its principal investment strategies while the Target Fund does not invest in derivatives instruments as part of its principal investment strategies.
The Target Fund may invest in other investment companies, including ETFs, to reduce cash balances and increase the Target Fund’s exposure to bonds as part of its principal investment strategies while the Acquiring Fund does not invest in other investment companies as part of its principal investment strategies.
Principal Risks. The Target Fund and the Acquiring Fund have similar principal risks, although there are some material differences.
The Target Fund has the following principal risks: general markets risk, management risk, debt securities risks, floating rate securities risks, government-sponsored entities risk, London Interbank Offered Rate (“LIBOR”) risk, mortgage-backed securities risk, asset-backed securities risk, municipal securities risk, below investment grade securities risk, investment company risk, ETF risk, sector emphasis risk, foreign securities risk, currency risk, Rule 144A securities risk and liquidity risk.
The Acquiring Fund has the following principal risks: market risk, active management risk, interest rate risk, credit risk, non-investment grade debt (junk bond) securities risk, call risk, debt securities liquidity risk, mortgage-backed (and other asset-backed) securities risk, government-sponsored enterprises risk, municipal securities risk, non-U.S. securities risk, derivatives risk and failure to meet investment objective risk.
The differences in the principal risks of the Target Fund and the Acquiring Fund relate to the differences in their principal investment strategies, as noted above.  Because the Target Fund may invest in other investment companies, including ETFs, as part of its principal investment strategies, the Target Fund is subject to the principal risks relating to investments in other investment companies.  Because the Acquiring Fund may invest in derivatives as part of its principal investment strategies, the Acquiring Fund is subject to the principal risks relating to derivatives.
For more information, see “Comparison of Principal Risks of Investing in the Funds” below which provides a further description of the respective risks of each of the Funds, including the material differences in their risks.
Fundamental Policies. The fundamental policies of the Acquiring Fund and the Target Fund are similar, although they are worded differently in some instances, and they have a material difference in one respect as described further below.
The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable).
For more information, see “Comparison of Fundamental and Non-Fundamental Investment Policies of the Funds” below which provides a further description of the fundamental and non-fundamental investment restrictions that are applicable to each of the Funds.

HOW DO THE FUNDS’ TOTAL ANNUAL FUND OPERATING EXPENSES COMPARE?
The following table compares the Total Annual Fund Operating Expenses, expressed as a percentage of net assets, of the Institutional Class Shares of the Target Fund with the Total Annual Fund Operating Expenses of the Institutional Class Shares of the Acquiring Fund and the estimated (pro forma) Total Annual Fund Operating Expenses of the Institutional Class Shares of the Acquiring Fund assuming completion of the Reorganization.  The Total Annual Fund Operating Expenses provided below are based on the audited financials for the Target Fund and Acquiring Fund for the fiscal year ended March 31, 2021.  The pro forma Total Annual Fund Operating Expenses  show projected estimated expenses, but actual expenses may be higher or lower than those shown.  As shown in the table, the Other Expenses of the Acquiring Fund Institutional Class Shares are higher than the Other Expenses of the Target Fund Institutional Class Shares. The Other Expenses of the Acquiring Fund Institutional Class Shares include the fees payable by the Acquiring Fund Institutional Class Shares pursuant to the Administrative Services Plan for Institutional Class Shares that is applicable with respect to the Acquiring Fund.  As further shown in the table, the Total Annual Fund Operating Expenses of the Institutional Class Shares of the Acquiring Fund are higher than the Total Annual Fund Operating Expenses of the Institutional Class Shares of the Target Fund, prior to the application of the Fee Waiver.
	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchase	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None
Other Expenses	0.20%	0.40%	0.19%
Acquired Fund Fees and Expenses	0.04%(1)	0.01%(2)	0.01%
Total Annual Fund Operating Expenses	0.64%(1)	0.81%(2)	0.60%
Fee Waiver	--	(0.40)%(3)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.64%	0.41%	0.40%

(1)
The Total Annual Fund Operating Expenses for the Target Fund do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Target Fund’s most recent Annual Report to Shareholders, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

(2)
The Total Annual Fund Operating Expenses of the Acquiring Fund do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Acquiring Fund’s most recent Annual Report to Shareholders, which reflects the operating expenses of the Acquiring Fund and does not include Acquired Fund Fees and Expenses.

(3)
Weitz Investment Management, Inc., the Acquiring Fund’s investment adviser (“Weitz”), has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the Total Annual Fund Operating Expenses for Institutional Class Shares of the Acquiring Fund to 0.40% of the Institutional Class’s average daily net assets through July 31, 2023. This agreement may only be terminated by the Board of Trustees of the Acquiring Fund.  Upon the expiration of this Expense Limitation Agreement as of July 31, 2023, if the Total Annual Fund Operating

Expenses of the Acquiring Fund are higher than the amount of the limit imposed by the Expense Limitation Agreement at that time, shareholders of the Target Fund who have remained invested in the Acquiring Fund as of that date would become subject to the then applicable Total Annual Fund Operating Expenses of the Acquiring Fund.  Pursuant to the terms of the Expense Limitation Agreement, Weitz is not eligible to recoup any of the fees and/or expenses that it is required to waive and/or reimburse in accordance with the relevant provisions of the Expense Limitation Agreement.

Example
The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional Class (Target Fund)	$66	$205	$357	$798
Institutional Class (Acquiring Fund)	$42	$176	$369	$925
Institutional Class (Acquiring Fund)(pro forma)	$42	$153	$296	$713
HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?
Historical performance information for the Target Fund and Acquiring Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Target Fund and the Acquiring Fund. The bar charts show the volatility or variability of the Target Fund’s and Acquiring Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show the Target Fund’s and Acquiring Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index.  Past performance (before and after tax) is not necessarily an indication of how either the Target Fund or the Acquiring Fund will perform in the future. The Acquiring Fund will be the accounting survivor of the Reorganization.
Year-by-Year Total Return as of December 31 – Target Fund Institutional Class Shares
During the periods illustrated in this bar chart, the Target Fund’s highest quarterly return was 5.39% for the quarter ended June 30, 2020 and its lowest quarterly return was -3.04% for the quarter ended March 31, 2020.

Year-by-Year Total Return as of December 31 – Acquiring Fund Institutional Class Shares
During the periods illustrated in this bar chart, the Acquiring Fund’s highest quarterly return was 8.50% for the quarter ended June 30, 2020 and its lowest quarterly return was -2.99% for the quarter ended March 31, 2020.
Average Annual Total Returns for the Periods Ended December 31, 2020 – Target Fund

	One Year	Five Years	Since Inception (9/28/2012)
Institutional Class Shares
Return Before Taxes	3.45%	3.39%	2.51%
Return After Taxes on Distributions	2.62%	2.40%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	2.16%	1.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.23%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the Periods Ended December 31, 2020 – Acquiring Fund

	One Year	Five Years	Since Inception (7/31/2014)
Institutional Class Shares
Return Before Taxes	10.32%	5.94%	4.82%
Return After Taxes on Distributions	8.13%	4.45%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	6.20%	3.94%	3.13%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.43%	3.88%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.
HOW DO THE INVESTMENT ADVISORY ARRANGEMENTS FOR THE FUNDS COMPARE?
Weitz serves as the investment adviser for the Acquiring Fund and Great Lakes serves as investment adviser for the Target Fund.  The contractual investment advisory fees for the Target Fund and the Acquiring Fund are the same and there are no material differences between the investment advisory agreements for each of the Funds.  Each of the Target Fund and the Acquiring Fund pay an investment advisory fee of 0.40% of the respective Fund’s average daily net assets.  In addition, Weitz has contractually agreed through July 31, 2023 to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) in order to limit the total annual fund operating expenses for Institutional Class shares of the Acquiring Fund to 0.40% of the Institutional Class shares’ average daily net assets. Upon the expiration of this Expense Limitation Agreement as of July 31, 2023, if the Total Annual Fund Operating Expenses of the Acquiring Fund are higher than the amount of the limit imposed by the Expense Limitation Agreement at that time, shareholders of the Target Fund who have remained invested in the Acquiring Fund as of that date would become subject to the then applicable Total Annual Fund Operating Expenses of the Acquiring Fund. Great Lakes has contractually agreed through July 29, 2021 to waive its management fees and pay Target Fund expenses in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.65% of the average daily net assets of Institutional Class shares of the Target Fund.
HOW DO THE DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?
Quasar Distributors, LLC (“Quasar”) acts as the distributor of shares of the Target Fund.  The address of Quasar is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  Weitz Securities, Inc. acts as the distributor for the Acquiring Fund.  Weitz Securities, Inc. is located at 1125 South 103rd Street, Suite 200. Omaha, NE 68124-1071.  Neither the Acquiring Fund nor the Target Fund is subject to any distribution fees payable for distribution of the Fund’s shares.
HOW DO THE BOARDS AND THE FUNDS’ OTHER SERVICE PROVIDERS COMPARE?
The Target Trust and the Acquiring Trust have different Boards of Trustees. In addition, the Target Fund and Acquiring Fund have different principal service providers. The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Accounting Services/Administrator	U.S. Bancorp Fund Services, LLC (“USBFS”)	Weitz - Administrator Citi Fund Services Ohio, Inc. – Sub-Administrator
Transfer Agent	USBFS	FIS Investor Services LLC
Custodian	U.S. Bank N.A.	Citibank, N.A.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Ernst & Young LLP

HOW DO THE TARGET FUND’S AND ACQUIRING FUND’S PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same and there are no material differences between them.  You may purchase or redeem shares of the Funds on any day that the NYSE is open for business. You may purchase shares at a Fund’s net asset value per share calculated after your purchase order is received in proper form. For Institutional Class shares of the Target Fund, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares of the Acquiring Fund, the minimum initial investment is $1,000,000 and subsequent investments can be made for as little as $25. Certain eligibility requirements must be met for purchases of Institutional Class shares.
Each Fund permits waivers of the initial and subsequent minimum investment requirements under certain circumstances. Target Fund shares may be exchanged for shares of other Funds in the Target Trust that Great Lakes manages within the same share class. Acquiring Fund shares may be exchanged for shares of other funds in the Acquiring Trust. None of these policies or procedures will change as a result of the Reorganization.
HOW DO THE FUNDS’ SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?
Institutional Class Shares of the Target and Acquiring Funds are not subject to a front-end sales load or contingent deferred sales charge. Institutional Class shares of the Target and Acquiring Funds are also not subject to a Rule 12b-1 distribution fee.
WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?
The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  This means that, in general, the shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund.  The Target Fund anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization.  In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.  Also, prior to the Closing, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of the Closing.  As a result, this can be expected to result in the recognition of taxable income and/or gains by shareholders of the Target Fund as a result of the Reorganization.
This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganization, if any.
For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations.”

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?
Yes. The Target Fund declares daily and pays monthly distributions of net investment income, and the Acquiring Fund’s distributions are generally paid quarterly.
WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?
If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around July 23, 2021.
HOW DO I CAST MY VOTE?
There are several ways you can vote your shares, including by participating in the Meeting virtually and casting your vote, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.
WHO WILL PAY FOR THE REORGANIZATION?
Great Lakes and Weitz will bear all of the costs associated with the Reorganization, the Meeting, and solicitation of proxies as set forth in the Plan which is included as Exhibit B.  Neither the Target Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.
WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?
If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
MAY I REVOKE MY PROXY?
Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the virtual Meeting and casting your vote or by submitting a letter of revocation or a later-dated proxy card to the following:  Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916.  Any letter of revocation or later-dated proxy card must be received prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the virtual Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).
WHERE CAN I FIND MORE INFORMATION ABOUT THE FUNDS AND THE REORGANIZATION?
Additional information about the Target Fund and the Acquiring Fund can be found in their respective prospectuses and SAIs.  The remainder of this Proxy Statement/Prospectus contains additional information about the Target and Acquiring Funds and the Reorganization.  You are encouraged to read the entire document.  If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call the Target Fund at 855-278-2020.

PROPOSAL: APPROVAL OF THE REORGANIZATION
You are being asked to approve the Reorganization pursuant to the Plan, under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust.  The Plan, with respect to the Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
ADDITIONAL INFORMATION ABOUT THE FUNDS
COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
The following section describes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, and compares other characteristics of the Target Fund and Acquiring Fund. The investment objectives of the Target Fund and the Acquiring Fund are similar, although they are worded somewhat differently.  The principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are certain material differences.
In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The introductory pages to this Proxy Statement/Prospectus describe how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”
	Target Fund	Acquiring Fund
Form of Organization	A series of the Target Trust, an open-end investment management company organized as a Delaware statutory trust.	A series of the Acquiring Trust, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Institutional Class
Investor Class
Institutional Class

If shareholders of the Target Fund approve the Reorganization, Institutional Class shareholders of the Target Fund will receive Institutional Class Shares of the Acquiring Fund.

Net Assets as of March 31, 2021	$85.7 million	$155.2 million
Investment Advisor and Portfolio Managers	Investment Adviser: Great Lakes Advisors, LLC Portfolio Managers: Nancy Studenroth, Patrick Morrissey, Richard M. Rokus, David Kopp and Brian Schuster	Investment Adviser: Weitz Investment Management, Inc. Portfolio Managers: Thomas D. Carney and Nolan P. Anderson
Investment Objectives	The Fund seeks total return with an emphasis on current income.	The primary investment objectives of the Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Target Fund investments include fixed and floating rate corporate bonds (including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”), asset-backed and mortgage-backed securities, municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt.

The Adviser’s investment process is team driven to provide research, analysis and portfolio implementation. The Target Fund utilizes an actively managed, “bottom up” strategy that emphasizes adding value by actively managing issues, sectors, credit quality and yield curve positions. The Adviser places a great deal of emphasis on the identification of structural features, such as coupon rate, maturity, yield, duration and credit rating, that will perform best in the current market environment and possible future environments.

Although “creditworthiness” is of fundamental importance, especially in the corporate sector, the Adviser may invest up to 30% of the Target Fund’s total assets in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or equivalently rated by Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality). From time to time, the Target Fund may focus its investments in securities of companies in the same economic sector.

The Acquiring Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade (Weitz considers investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firm) (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit.

Unlike the Acquiring Fund, the Target Fund does not invest in derivatives instruments as part of its principal investment strategies.
The Acquiring Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Acquiring Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will count toward the Acquiring Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.

In addition to investing in bonds, the Target Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), in order to reduce cash balances and increase the Target Fund’s exposure to bonds.

Unlike the Target Fund, the Acquiring Fund does not invest in other investment companies as part of its principal investment strategies.
The Target Fund may also invest up to 25% of its total assets in securities denominated in foreign currencies.
The Acquiring Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. The Adviser selects debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Acquiring Fund should invest in particular debt securities, the Adviser considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. The Adviser reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Acquiring Fund may invest in debt securities of all maturities, but expects to maintain a dollar-weighted average maturity of less than ten years. The dollar-weighted average maturity of the Acquiring Fund’s portfolio as of June 30, 2020 was 6.0 years.

The Acquiring Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

If the Adviser determines that circumstances warrant, a greater portion of the Acquiring Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Acquiring Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

1940 Act Diversification	The Target Fund is diversified.	The Acquiring Fund is diversified.
COMPARISON OF FEES AND EXPENSES
The following section describes the fees and expenses of the Target Fund and the Acquiring Fund.
	Target Fund	Acquiring Fund
Total Annual Fund Operating Expenses as Percentage of Average Net Assets for the Fiscal Year	The Total Annual Fund Operating Expenses for the fiscal year ended March 31, 2021, was: Institutional Class Shares: 0.64%	The Total Annual Fund Operating Expenses for the fiscal year ended March 31, 2021, was: Institutional Class Shares: 0.81%
Management and Other Fees	Management Fee. The Target Fund pays Great Lakes, on a monthly basis, an annual Management Fee equal to 0.40% of the Target Fund’s average daily net assets.	Management Fee. The Acquiring Fund pays Weitz, on a monthly basis, an annual Management Fee equal to 0.40% of the Acquiring Fund’s average daily net assets.

Operating Expense Limitation Agreement. Great Lakes has agreed through July 29, 2021 to waive its management fees and pay Target Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.65% of the average daily net assets of the Target Fund.

As of the time of the Closing of the Reorganization, in the event that any fees that have been waived or reimbursed that would otherwise be eligible for recoupment with respect to the Target Fund were to exist, the right to recover

Operating Expense Limitation Agreement. Weitz has contractually agreed through July 31, 2023 to reimburse the Acquiring Fund or to pay directly a portion of the Acquiring Fund’s expenses to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.40% of the Institutional Class shares’ average daily net assets.

Upon the expiration of this Expense Limitation Agreement as of July 31, 2023, if the Total Annual Fund Operating Expenses of the Acquiring Fund are higher than the amount of the limit imposed by the Expense Limitation Agreement at that time, shareholders of the Target Fund who such fees will be deemed to expire upon the closing of the Reorganization and they will not be eligible to be transferred for subsequent recoupment by any party to the Reorganization.

Other Expenses. The Target Fund pays a separate fee for sub-administration and sub-transfer agency services.

have remained invested in the Acquiring Fund as of that date would become subject to the then applicable Total Annual Fund Operating Expenses of the Acquiring Fund.  Pursuant to the terms of the Expense Limitation Agreement, Weitz is not eligible to recoup any of the fees and/or expenses that it is required to waive and/or reimburse in accordance with the relevant provisions of the Expense Limitation Agreement.

Other Expenses. The Acquiring Fund pays  separate fees for administration, fund accounting and transfer agency services which are include in the Acquiring Fund’s “Other Expenses”  The “Other Expenses” for the Acquiring Fund also include the fees paid by the Acquiring Fund’s Institutional Class Shares pursuant to its Administrative Services Plan.

Sales Charges	The Target Fund does not charge any front-end or contingent deferred sales charges.	The Acquiring Fund does not charge any front-end or contingent deferred sales charges.
Distribution and Rule 12b-1 Fees	The Target Fund does not charge any Rule 12b-1 fees.	The Acquiring Fund does not charge any Rule 12b-1 fees.
Administrative Services Plan Fee	The Target Fund does not impose an administrative services plan fee on the Institutional Class shares of the Fund.
With respect to the Acquiring Fund’s Institutional Class shares, the fees payable under the Administrative Services Plan for Institutional Class Shares are the sum of:

(1) An annual fee, paid monthly, equal to:  0.01% of the sum of the daily average net assets of the Acquiring Fund’s Institutional Class accounts maintained on the transfer agent system for the Acquiring Fund; and

(2) A monthly reimbursement payable to Weitz for the amount of administrative servicing related fees paid by Weitz to service organizations that have provided certain administrative services to Institutional Class shareholders, subject to a limit of:  0.10% of the sum of the Acquiring Fund’s average net assets of Institutional Class shares held through such service organizations;

Provided, however, the minimum annual fee payable under the administrative services plan for Institutional Class Shares shall be $10,000.

These shareholder administrative services fees are included in “Other Expenses” for the Institutional Class shares of the Acquiring Fund.

PORTFOLIO MANAGERS
The following individuals serve as portfolio managers for the Target Fund:
Nancy Studenroth
Ms. Studenroth is a Managing Director and Senior Portfolio Manager at Great Lakes and has served in that capacity since joining Great Lakes in 2016. She is responsible for research across multiple Fixed Income Sectors and serves as senior member of Great Lakes’ fixed income team. Prior to joining Great Lakes, she managed $2 billion of assets at Ziegler Capital Management from 2012-2016 in separate account taxable strategies allocated among corporates, agencies, ABS, CMBS, and treasuries. From 2004-2008 she worked at Deerfield Capital Management as senior portfolio manager of investment grade structured products, including ABS and CMBS, where she managed approximately $4 billion in AUM. From 1996-2004 Ms. Studenroth served as a Director and senior sector manager for ABS and CMBS at Deutsche Asset Management, where she was responsible for managing over $10 billion in assets. She began her career working in institutional fixed income sales at Smith Barney in 1987. Ms. Studenroth earned a BS in Business Administration from Valparaiso University and a MIMFA, Masters of Investment Management and Financial Analysis, from Creighton University.
Patrick Morrissey
Mr. Morrissey is the Head of Fixed Income, a Managing Director and a Senior Portfolio Manager at Great Lakes and has served in that capacity since joining Great Lakes in 2009. He also served as Chairman of the Investment Committee from 2015-2019. Prior to joining Great Lakes, he was employed from 2007-2009 as Managing Director and Head of Tax-Exempt Investments at FSI Capital where he developed, marketed, and managed tax-exempt alternative investment strategies. From 1984-2007, Mr. Morrissey served in several capacities at Bank One Investment Advisors Corp., now JPMorgan Fleming Asset Management, including Managing Director of Tax-Free Investments where he managed 11 Tax-Exempt Mutual Funds with $15 billion under management. Mr. Morrissey holds a BS in Finance from the University of Wisconsin-Oshkosh and is a member of the Chicago Municipal Analysts’ Society. Mr. Morrissey also holds the FINRA Series 65.
Richard M. Rokus, CFA
Mr. Rokus is a Managing Director and Senior Portfolio Manager at Great Lakes and has served in that capacity since joining the Adviser in 2011. Mr. Rokus is responsible for the management of all taxable short-duration fixed income portfolios. From 1994 to 2011, Mr. Rokus was employed in several roles at M&I Investment Management Corp, where he was responsible for managing over $18 billion in taxable mutual funds, limited partnerships and separate accounts. In addition to his portfolio management duties, as a member of the Fixed Income Policy Committee, Mr. Rokus participated in the oversight of all fixed income products managed by the firm. He also managed the securities lending trading desk. Mr. Rokus received a BBA in Finance from the University of Wisconsin at Whitewater, and an MBA from the University of Notre Dame. He is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Society of Milwaukee.

David Kopp
Mr. Kopp is a Director – Portfolio Manager/Analyst in the Fixed Income group at Great Lakes. He joined the firm in 2015 and focuses on corporate credit analysis and portfolio management across multiple fixed income mandates. Additionally, he became a portfolio manager for the Target Fund in July, 2018. Prior to joining Great Lakes, Mr. Kopp worked for Jackson National Life Insurance; first in Operations for Jackson National Asset Management and then as a Portfolio Analyst for the Investment Management division, PPM America. He managed the cash and holdings for the Portfolio Managers, while improving many of the reporting processes for various departments throughout the firm. He received a BS in Marketing from Marquette University and a MBA with a concentration in Finance and Economics from DePaul University. He is in the process of pursuing his CFA designation.
Brian Schuster, CFA
Mr. Schuster is a Senior Portfolio Manager at Great Lakes and has served in that capacity since joining the Adviser in 2018. He is responsible for research across multiple fixed income sectors and serves as senior member of the fixed income team. Prior to joining Great Lakes Mr. Schuster served as a Senior Portfolio Manager at Ziegler Capital Management (2015-2018) where he helped lead the credit research effort for investment grade and high yield corporate names. He has held Senior Portfolio Manager and Risk Manager roles at ASNY Asset Management (2014 – 2015), Fort Sheridan Advisors (2013-2014), and Pine River Capital Management (2008-2013). He began his career as a credit analyst at Credit Agricole (2005 – 2008) and Prudential (2000- 2005). Mr. Schuster holds a BS in Science from DePaul University and earned his MBA with honors from the University of Chicago. He is a Chartered Financial Analyst (CFA).
The following individuals serve as portfolio managers for the Acquiring Fund:
Thomas D. Carney, CFA
Mr. Carney joined Weitz in 1995 and became a portfolio manager in 1996.
Nolan P. Anderson
Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.
The Target and Acquiring Funds’ Statements of Additional Information provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.
COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS
The principal risks of investing in the Acquiring Fund and the Target Fund are provided below. The principal risks of the Acquiring Fund and the principal risks of the Target Fund are similar, although there are some material differences.
The differences in the principal risks of the Target Fund and the Acquiring Fund relate to the differences in their principal investment strategies.  For example, because the Target Fund may invest in other investment companies, including ETFs, as part of its principal investment strategies, the Target Fund is subject to the principal risks relating to investments in other investment companies.
Because the Acquiring Fund may invest in derivatives as part of its principal investment strategies, the Acquiring Fund is subject to the principal risks relating to derivatives.
The Target Fund is also subject to certain principal investment risks identified below that are not applicable with respect to the Acquiring Fund.

The following summarizes the principal risks that are similar with respect to both the Acquiring Fund and the Target Fund.  Although the principal risks below are similar, each Fund uses different terminology to describe the principal risks that are applicable to such Fund’s principal investment strategy.
Market Risk (Acquiring Fund). As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases such as the COVID-19 pandemic) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
General Market Risk (Target Fund). The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Active Management Risk (Acquiring Fund). The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
Management Risk (Target Fund). The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Interest Rate Risk (Acquiring Fund). Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer matures are more sensitive to changes in interest rates.
Credit Risk (Acquiring Fund). The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
Call Risk (Acquiring Fund). Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
Debt Securities Risks (Target Fund). The Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of debt securities). It is likely that in the near future there will be less governmental action to maintain low interest rates. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on debt securities may be paid off prior to maturity causing the Fund to invest in debt securities with lower interest rates. Extension risk is the risk that in times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.
Non-Investment Grade Debt (Junk Bond) Securities Risk (Acquiring Fund). Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes or issuer developments.
Below Investment Grade Debt Securities Risk (Target Fund). Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.
Debt Securities Liquidity Risk (Acquiring Fund). Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
Liquidity Risk (Target Fund). Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Mortgage-Backed (and Other Asset-Backed) Securities Risk (Acquiring Fund). Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Also, sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders. Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.
Mortgage-Backed Securities Risk (Target Fund). Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates. When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low. Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment. In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.
Asset-Backed Securities Risk (Target Fund). Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Government-Sponsored Enterprises Risk (Acquiring Fund). Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
Government-Sponsored Entities Risk (Target Fund). The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Municipal Securities Risk (Acquiring Fund). Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.
Municipal Securities Risk (Target Fund). The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in municipality’s financial healthy may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Non-U.S. Securities Risk (Acquiring Fund). The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
Foreign Securities Risk (Target Fund). Investments in securities issued by foreign companies involve risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
The following summarizes the principal risks that are applicable to the Acquiring Fund but not applicable to the Target Fund
Derivatives Risk (Acquiring Fund only). Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. The use of some derivatives requires the Fund to segregate liquid assets to cover the Fund’s obligations under the derivatives agreement or as required by regulations.
Failure to Meet Investment Objective Risk (Acquiring Fund only). There can be no assurance that the Fund will meet its investment objective.

The following summarizes the principal risks that are applicable to the Target Fund but not applicable to the Acquiring Fund
Floating Rate Securities Risks (Target Fund only). Because changes in interest rates on floating (or variable) rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial. Lifetime limits on resets may also prevent their rates from adjusting to market rates. During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
LIBOR Risk (Target Fund only). Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined.
Investment Company Risk (Target Fund only). The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.
ETF Risk (Target Fund only). The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.
Sector Emphasis Risk (Target Fund only). The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.
Currency Risk (Target Fund only). When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.
Rule 144A Securities Risk (Target Fund only). The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable).  Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund.  The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.  Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval.  Although worded differently in some instances, the fundamental investment policies of the Target Fund and the fundamental investment policies of the Acquiring Fund are similar, however, please see below for a brief discussion of the industry concentration policies of each Fund, which it is noted, are subject to materially different requirements.
Fundamental Investment Policies
Target Fund	Acquiring Fund
The Target Fund may not underwrite the securities of other issuers (except that the Target Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where the Target Fund may be considered to be an underwriter under the Securities Act).
The Acquiring Fund may not underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
The Target Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Target Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).
The Acquiring Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Target Fund may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Target Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The Acquiring Fund may not purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Target Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Target Fund may borrow from banks in amounts not exceeding one-third of its total assets	The Acquiring Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Target Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.
The Acquiring Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Target Fund may not make loans of money (except for the lending of the Target Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Target Fund).
The Acquiring Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Target Fund may not invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Target Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.*

The Acquiring Fund may not invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.*

The Target Fund may not with respect to 75% of the Target Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Target Fund’s total assets would be invested in the securities of that issuer; or (2) the Target Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Acquiring Fund may not as to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

* Each of the Acquiring Fund and the Target Fund maintains a fundamental investment policy with respect to their levels of concentration of investments in securities of issuers in particular industries, with the Target Fund limiting its investments with respect to no more than 25% of its total assets in “any one industry or group of industries” and the Acquiring Fund limiting its investments with respect to no more than 25% of its total assets in “any one industry”.  The 1940 Act requires, in part, that an investment company disclose whether it reserves the freedom to concentrate investments in a particular “industry or group of industries.”  The 1940 Act does not define the phrase “industry or group of industries”, however industry classifications for these purposes must be reasonable and should not be so broad that the primary economic characteristics of the companies in a single class are materially different.  Neither the Acquiring Fund nor the Target Fund has reserved the authority to concentrate its investments in a particular industry or group of industries.

Pursuant to Rule 22e-4 under the 1940 Act, each of the Target Fund and the Acquiring Fund may not hold more than 15% of the value of its net assets in illiquid securities, and this 15% limit is also a non-fundamental policy of the Target Fund. An illiquid investment is an investment that a fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment.
COMPARISON OF SHAREHOLDER RIGHTS
The Target Fund is a series of the Target Trust, and the Acquiring Fund is a series of the Acquiring Trust, each of which is a Delaware statutory trust. The Target Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated November 16, 2016 (“Target Fund Declaration”), its bylaws and Delaware law. The Acquiring Fund is governed by a Declaration of Trust dated August 4, 2003 (“Acquiring Fund Declaration”), its bylaws and Delaware law. The governing instruments of the Acquiring Fund and the Target Fund are similar, but there are some differences.  Additional information about the Target Fund’s and Acquiring Fund’s governing instruments is provided below.
SHARES. The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.
SHAREHOLDER MEETINGS. Neither the Target Fund nor the Acquiring Fund are required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of trustees of either the Target Fund or Acquiring Fund. Shareholders of the Acquiring Fund are not entitled to call shareholder meetings, except as required by the 1940 Act.
A shareholder meeting of the Target Fund may be called upon the written request of the shareholders holding, in the aggregate, not less than 10% of the shares.
VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund and the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.
The governing instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees.
QUORUM AND VOTING. The governing instruments of the Target Fund and Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Fund Board or the Acquiring Fund Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.
DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.
The governing instruments of each of the Target Fund and the Acquiring Fund provide that shareholders owning at least 10% of the Fund must join in bringing a derivative action.
AMENDMENT OF GOVERNING INSTRUMENTS. Except as otherwise required by applicable law, the Target Fund Board and the Acquiring Fund Board generally have the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Target Fund Declaration that would affect the shareholders’ right to vote and for an amendment to the Acquiring Fund Declaration that would adversely affect to a material degree the voting rights and liquidation preferences of the shares of the Acquiring Fund. The bylaws of the Target Fund and the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval.
LIABILITY OF SHAREHOLDERS. The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.
THE PROPOSED REORGANIZATION
TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION
The Target Fund Board considered the Reorganization at a meeting held on February 23-24, 2021. On February 24, 2021, the Target Fund Board, including a majority of the Trustees who are not “interested persons” of the Target Trust as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Target Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.
In making these determinations, the Target Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, investment strategy and risks, as well as its fundamental and non-fundamental investment policies and the extent to which there are certain material differences between the Target Fund’s and the Acquiring Fund’s investment strategies and risks and fundamental policies; the Acquiring Fund’s fee structure, as compared to the Target Fund’s fee structure; the experience of the Acquiring Fund’s investment adviser and portfolio managers in managing a fund with an investment objective and principal investment strategies that are similar to those of the Target Fund; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that Great Lakes and Weitz would be responsible for absorbing all such costs; and the recommendation of Great Lakes.
The Target Fund Board was provided with information by Weitz regarding the firm and its business operations and its investment management operations that was responsive to information that had been requested by Great Lakes in order to assist the Target Fund Board with making an informed business judgement with respect to the Reorganization.  The Target Fund Board took into consideration that because Weitz had an interest in having the Acquiring Fund be selected to participate in the Reorganization with the Target Fund and to acquire the assets of the Target Fund, a conflict of interest with respect to the information provided by Weitz was presented.
The Target Fund Board was also provided with information by USBFS, the fund administrator to the Target Fund, which information was provided by USBFS in the ordinary course of its business in USBFS’s capacity as the fund administrator for the Target Fund.
The Target Fund Board was informed that Weitz and Great Lakes have entered into an Asset Purchase Agreement pursuant to which Weitz has agreed to purchase from Great Lakes certain of the assets that Great Lakes uses in connection with its management and operation of the Target Fund and that Weitz will only acquire these assets in the event that shareholders of the Target Fund approve the Reorganization.  The Target Fund Board was also informed that as a result of the receipt by Great Lakes of this payment for an interest in its business that relates to the management and operation of the Target Fund, this will be deemed to result in an assignment of the Investment Advisory Agreement between Great Lakes and the Target Fund for purposes of the 1940 Act, and thus the automatic termination of the Investment Advisory Agreement upon the payment for such interest.  In addition, the Target Fund Board took into consideration that Great Lakes was relying on Section 15(f) in connection with these matters and that Weitz and the Acquiring Trust have agreed to use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing, at least 75 per cent of the members of the Acquiring Fund Board are not interested persons of either Great Lakes or Weitz; and that for a period of at least two (2) years after the Closing, no unfair burden is imposed on the Acquiring Fund or their shareholders.
The Target Fund Board also took into consideration that the Total Annual Fund Operating Expenses of the Acquiring Fund are higher than the Total Annual Fund Operating Expenses of the Target Fund.  In connection with these matters, the Target Fund Board also took into consideration that the Institutional Class shares of the Acquiring Fund are subject to certain shareholder administrative servicing fees that the Target Fund Institutional Class shares are not subject to, and, in addition, the Target Fund Board further took into consideration that the Other Expenses of the Acquiring Fund are higher than the Other Expenses of the Target Fund, and the shareholder administrative services fees that are payable by the Institutional Class shares of the Acquiring Fund are included in the Other Expenses of the Acquiring Fund.  In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.
The Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. The following constitutes the material factors that the Target Fund Board considered in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:
•	the Reorganization was recommended by Great Lakes as investment adviser to the Target Fund;
•
the terms of the Reorganization, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•
that the investment objective, principal investment strategies and fundamental and non-fundamental policies of the Target Fund and the Acquiring Fund are similar, with some applicable material differences;

•
the significant experience of the portfolio managers for the Acquiring Fund in implementing the Fund’s principal investment strategies and the performance of the Acquiring Fund relative to its benchmark index;

•	the rate of the Management Fee for the Acquiring Fund is equal to the rate of the Management Fee of the Target Fund;
•
the Other Expenses of the Acquiring Fund are higher than the Other Expenses of the Target Fund and the Other Expenses of the Acquiring Fund include amounts paid by the Acquiring Fund pursuant to an Administrative Services Plan for shareholder administrative services, and the Target Fund is not subject to a similar type of shareholder administrative services plan;

•
while the Total Annual Fund Operating Expenses of the Acquiring Fund are higher than the Total Annual Fund Operating Expenses of the Target Fund, Weitz has agreed to limit the Total Annual Fund Operating Expenses After Fee Waiver of the Acquiring Fund at a level that is lower than the current cap on the Total Annual Fund Operating Expenses After Fee Waiver for the Target Fund for a period extending through July 31, 2023;

•
while Weitz has agreed to limit the Total Annual Fund Operating Expenses After Fee Waiver of the Acquiring Fund at a level that is lower than the current cap on the Total Annual Fund Operating Expenses After Fee Waiver for the Target Fund for a period extending through July 31, 2023, upon the expiration of this Expense Limitation Agreement as of July 31, 2023, if the Total Annual Fund Operating Expenses of the Acquiring Fund are higher than the amount of the limit imposed by the Expense Limitation Agreement at that time, shareholders of the Target Fund who have remained invested in the Acquiring Fund as of that date would become subject to the then applicable Total Annual Fund Operating Expenses of the Acquiring Fund;

•	the reasonableness of the terms and conditions in the Plan;
•	Great Lakes and Weitz, not the Target Fund or the Acquiring Fund, will pay all costs associated with the Reorganization;
•	that no sales loads, commissions or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization;
•	the satisfactory experience and background of the Acquiring Trust’s independent trustees;
•	that there are no adverse effects on the Target Fund or its shareholders expected to result from the Reorganization;
•	that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval; and
•	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.
Based on all of the foregoing, the Target Fund Board concluded that the Target Fund’s participation in the applicable proposed Reorganization would be in the best interests of the Target Fund and its shareholders and would not dilute the interests of the Target Fund’s existing shareholders.  The Target Fund Board, including those Board members who are not “interested persons” of the Target Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan for the reorganization of the Target Fund.
SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION
The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus.  The following provides a summary of the material provisions of the Plan.

With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of such Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Institutional Class of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund attributable to Institutional Class shares held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. Shareholders of the Institutional Class of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The total dollar value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same as the total dollar value of your account with the Target Fund immediately prior to the Reorganization, although the number of shares held in your account will change.
The Target Trust and Acquiring Trust will be required to make representations and warranties that are customary in reorganizations.  If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, the Closing is expected to occur on or around July 23, 2021.  Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with their governing documents and applicable law.
The obligations of the Acquiring Trust and the Target Trust are subject to the following conditions, among others:
•
the Acquiring Fund’s Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Plan;
•
the Acquiring Fund and Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan;

•
The Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the applicable Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

If shareholders of the Target Fund do not approve the Plan or if the Reorganization does not otherwise close, the Target Fund Board will consider what additional action to take with respect to the Target Fund.  In such a case, upon consultation with Great Lakes, the Target Fund Board could elect to seek another reorganization transaction for the Target Fund.  The Plan may be terminated and the Reorganization may be abandoned at any time prior to the Closing Date by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.
AGREEMENT BETWEEN WEITZ AND GREAT LAKES WITH RESPECT TO THE REORGANIZATION
Weitz and Great Lakes have entered into an Asset Purchase Agreement pursuant to which Weitz has agreed to purchase from Great Lakes certain of the assets that Great Lakes uses in connection with its management and operation of the Target Fund, including all files, documents, data and business books and records, as well as certain advertising, sales, marketing and promotional materials and literature used by Great Lakes in connection with the offering and sale of shares of the Target Fund.  Weitz will only acquire these assets in the event that shareholders of the Target Fund approve the Reorganization.
The receipt by Great Lakes of payment for an interest in its business that relates to the management and operation of the Target Fund would be deemed to result in an assignment of the Investment Advisory Agreement between Great Lakes and the Target Fund for purposes of the 1940 Act, and thus the automatic termination of the Investment Advisory Agreement, when such payment is received by Great Lakes.  Great Lakes proposes to receive payment only following the completion of the Reorganization, assuming that it is approved by shareholders of the Target Fund. Accordingly, while the Investment Advisory Agreement will be deemed to have been assigned for purposes of the 1940 Act and terminated when Great Lakes receives its payment, the Reorganization will have been completed as of that time.
Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services).
Weitz and the Acquiring Trust have agreed to use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing, at least 75 per cent of the members of the Acquiring Fund Board are not interested persons of either Great Lakes or Weitz; and that for a period of at least two (2) years after the Closing, no unfair burden is imposed on the Acquiring Fund or their shareholders.
COSTS OF REORGANIZATION
All of the Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne solely by Great Lakes and Weitz.  Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.  The estimated total Reorganization costs are expected to be approximately $75,000.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.
The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Dechert LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:
•
The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

•
No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.

•
No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.

•
No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

•
The tax basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

•	The holding period of each asset of the Target Fund received by the Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
•
No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

•
The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

•
The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target

•	Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Dechert LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Dechert LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the

SEC and will be available for public inspection. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.
Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.
Prior to the Closing Date, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to Closing Date.
Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes.  The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if either Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Target Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.  As of March 31, 2021, the Target Fund had capital loss carryforwards of $52,378.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund.  As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred.
This discussion is only a general summary of the applicable U.S. federal income tax consequences.  You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

TARGET FUND BOARD RECOMMENDATION
The Target Fund Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization pursuant to the Plan.
VOTING INFORMATION
PROXY STATEMENT/PROSPECTUS
You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the virtual Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.  You may also vote while participating in the Meeting.
This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about June 21, 2021, to all shareholders entitled to vote.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the shareholders of the Target Fund, employees, and the community, the Meeting will be conducted exclusively via webcast.  Shareholders may attend the Meeting online by visiting www.proxydocs.com/GLBN, and registering in advance.  Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Meeting and to participate and to vote at the Meeting.  As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability.  If you are a beneficial owner of share registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Meeting, July 15, 2021, shareholder may begin to log in to the virtual-only Meeting 15 minutes prior to the start of the Meeting.  The Meeting will begin promptly at 2:00 p.m. Central Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting.  If you encounter any difficulties accessing the virtual-only Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.  Your individual control number, which is required to enter the Meeting, is included in the shaded box of your Proxy Card that accompanies this Proxy Statement/Prospectus.
If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from you broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Meeting.  If you want to vote in person virtually at the Meeting, you must register in advance at www.proxydocs.com/GLBNX.  You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Meeting.  Further instructions will be provided to you as part of your registration process.
Shareholders of record of the Target Fund as of the close of business on the Record Date of April 30, 2021, are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date were 8,477,813.537. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date to the following address: Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the virtual Meeting, the shareholder may withdraw the proxy and vote at the Meeting.  However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.
QUORUM REQUIREMENT AND ADJOURNMENT
A “quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present virtually at the Meeting or represented by proxy.
If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment provided that the proxy card has been properly executed.  A majority of the votes cast by shareholders of the Target Fund present virtually or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.
Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.
VOTE NECESSARY TO APPROVE THE PROPOSAL
The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.
PROXY SOLICITATION
In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.
In addition to solicitations by mail, officers and employees of the Target Fund, Great Lakes and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.
As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.
SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES
A list of the name, address, and percent ownership of each person who, as of May 31, 2021, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.
To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of May 31, 2021.
A list of the name, address, and percent ownership of each person who, as of May 31, 2021, to the knowledge of the Acquiring Fund, owned 5% or more of the outstanding shares of the Acquiring Fund can be found at Exhibit A.
The ownership of shares of the Acquiring Fund by executive officers and Trustees of the Acquiring Fund as a group constituted in excess of 1% of the shares of the Acquiring Fund as of May 31, 2021, as a result of the shares beneficially owned by Wallace R. Weitz, Chair and Co-Chief Investment Officer of Weitz and a Trustee of the Acquiring Trust, which constituted 31.09% of the Acquiring Fund’s Institutional Class shares and 6.71% of the Acquiring Fund’s Investor Class shares.
To the extent shares of the Target Fund are owned by accounts for which Great Lakes serves as investment adviser, Great Lakes will engage an independent fiduciary to vote proxies with respect to such Target Fund shares.  The independent fiduciary may either vote such proxies or provide Great Lakes with instructions as to how to vote such proxies.  In the latter case, Great Lakes will vote the proxy in accordance with the independent fiduciary’s determination.
OTHER MATTERS
CAPITALIZATION
The following table shows the capitalization of the Target Fund as of May 31, 2021 and of the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated on May 31, 2021 and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganization occurs on the Closing Date.  The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity. The Acquiring Fund will be the accounting survivor of the Reorganization.

	Acquiring Fund	Target Fund	Adjustments	Pro Forma Combined
Net Assets
Institutional Shares	$120,891,510.58	$83,669,997.03	$0	$204,561,507.61

Shares Outstanding
Institutional Shares	10,995,639.940	8,392,176.234	(774,394.189)	18,613,421.985

Net Asset Value Per Share
Institutional Shares	$10.99	$9.97	N/A	$10.99
DISSENTERS’ RIGHTS
If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.
Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.
SHAREHOLDER PROPOSALS
The governing instruments of the Target Trust do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements, plans of distribution or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Target Trust’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Trust’s Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Trust, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.
LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Dechert LLP.

AUDITORS
The financial statements of the Target Fund for the fiscal year ended March 31, 2021, contained in the Target Fund’s Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm.  The financial statements of the Acquiring Fund for the fiscal year ended March 31, 2021, contained in the Acquiring Fund’s Annual Report to Shareholders, have been audited by Ernst & Young LLP, an independent registered public accounting firm.

EXHIBIT A
OWNERSHIP OF THE TARGET FUND AND ACQUIRING FUND
Target Fund
The following table shows, as of May 31, 2021, the accounts of the Target Fund that own, beneficially or of record, 5% or more of the Institutional Class shares of the Target Fund, which is the only class of shares of the Target Fund currently outstanding.
Name and Address	% Ownership	Type of Ownership(1)
Maril & Co FBO 8M C/O Reliance Trust Company WI 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	68.95%	Record
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	25.82%	Record

(1)
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

Acquiring Fund
The following table shows, as of May 31, 2021, the accounts of the Acquiring Fund that own, beneficially or of record, 5% or more of the Institutional Class shares and the Investor Class shares, which are the two classes of shares of the Acquiring Fund that are currently outstanding.
Institutional Class Shares:
Name and Address	% Ownership	Type of Ownership(1)
Wallace R. Weitz 1125 South 103rdStreet, Suite 200 Omaha, NE 68124-1071	31.09%	Beneficial
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	20.26%	Record
Weitz Investment Management, Inc. 1125 South 103rdStreet, Suite 200 Omaha, NE 68124-1071	11.46%	Beneficial

A-1

Customers of TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68159	11.25%	Record
Customers of National Financial Services 499 Washington Blvd. – 5th Floor Jersey City, NJ 07310-2010	8.42%	Record
Investor Class Shares:
Name and Address	% Ownership	Type of Ownership(1)
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	50.04%	Record
Customers of TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	18.42%	Record
Customers of National Financial Services 499 Washington Blvd. – 5th Floor Jersey City, NJ 07310-2010	15.36%	Record
Wallace R. Weitz 1125 South 103rdStreet, Suite 200 Omaha, NE 68124-1071	6.71%	Beneficial

(1)
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

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EXHIBIT B

Agreement and Plan of Reorganization
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “AGREEMENT”) is adopted as of this 24th day of February, 2021 by and among: (i) The Weitz Funds, an open-end registered managed investment company (the “ACQUIRING FUND TRUST”), on behalf of its separate investment series, the Weitz Core Plus Income Fund (the “ACQUIRING FUND”); (ii) Managed Portfolio Series, an open-end registered management investment company (the “TARGET FUND TRUST”), on behalf of its separate investment series, the Great Lakes Bond Fund (the “TARGET FUND”); (iii) solely for the purposes of Section 9.2 of this Agreement, Great Lakes Advisors, LLC (“GREAT LAKES”), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.1(h), 9.2 and 11.1 of this Agreement, Weitz Investment Management, Inc. (“WEITZ”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Fund Trust or the Acquiring Fund Trust are parties to this Agreement.
WHEREAS, each of the Acquiring Fund Trust and the Target Fund Trust is an open-end investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”) under the Investment Company Act of 1940 (“1940 Act”); and
WHEREAS, the Target Fund currently offers one class of shares, Institutional Class, and the Acquiring Fund currently offers two classes of shares, including the Institutional Class Shares (“ACQUIRING FUND SHAREES”); and
WHEREAS, the parties hereto intend for the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Target Fund Trust, on behalf of the Target Fund, to enter into a transaction pursuant to which: the Acquiring Fund will acquire all of the assets, property, and goodwill of the Target Fund in exchange solely for: (A) Acquiring Fund Shares (as indicated in the table in Schedule 1.1 to this Agreement) and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “REORGANIZATION”); and
WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g); and
WHEREAS, the parties hereto intend that the Reorganization contemplated by this Agreement constitute a “Reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “CODE”);
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	DESCRIPTION OF THE REORGANIZATION

1.1 Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the Effective Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Fund Trust and the Acquiring Fund Trust agree to take the following steps with respect to the Reorganization:
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a.
The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares (as applicable) determined in the manner set forth in Section 2.

b.
The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date (collectively, “ASSETS”).

c.
The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Date (collectively, “LIABILITIES”).

d.
At the Closing, each shareholder of record of the Target Fund as of the record date (the “DISTRIBUTION RECORD DATE”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8.6 hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Fund that such person had on such Distribution Record Date.

e.
As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“TARGET FUND SHAREHOLDERS”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) pro rata on a class-by-class basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Each Target Fund shareholder will receive the number of full and fractional shares of the class of the Acquiring Fund corresponding to the class of shares of the Target Fund (as indicated in Schedule 1.1) held by such Target Fund Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Target Fund held of record by such Target Fund Shareholder at

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the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund Shares of each class due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

f.	Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.
g.
All books and records of the Target Fund maintained by the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations promulgated thereunder, shall be given to the Acquiring Fund on the Effective Date (as defined below) by the Target Fund, as the case may be, and Target Fund shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, transfer agent, distributor or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Effective Date.

h.
To the extent applicable, Weitz and the Acquiring Fund Trust will use all commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. In particular, subject to the foregoing, Weitz and the Acquiring Fund Trust will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Effective Date (as defined in Section 3.1), at least 75 per cent of the members of the Acquiring Fund Trust’s board of trustees are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of either Great Lakes or Weitz; and for a period of at least two (2) years after the Effective Date, no undue burden is imposed on the Acquiring Fund or its shareholders as such term is used in Section 15(f).

2.	VALUATION
2.1	With respect to the Reorganization:

a.
The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities in each case using the valuation procedures established by the Acquiring Fund

5

Trust’s Board of Trustees (“ACQUIRING FUND’S VALUATION PROCEDURES”).

b.
The net asset value per share of each class (as applicable) of the Acquiring Fund’s shares issued in connection with the Reorganization shall be the net asset value of the Target Fund attributable to the corresponding class computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the Acquiring Fund’s Valuation Procedures, divided by the number of shares of that class issued by the Acquiring Fund.

c.
The number of shares of the applicable class of the Acquiring Fund issued in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of each class of the Target Fund, determined in accordance with the Acquiring Fund’s Valuation Procedures, by the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with the Acquiring Fund’s Valuation Procedures, multiplied by the number of shares of the Target Fund. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund shares owned by Target Fund Shareholders immediately prior to the opening of business on the Effective Date.

d.
All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund’s Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Fund Trust or the Acquiring Fund Trust, by the independent registered public accountant of the requesting party.

e.	”VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.
f.	”VALUATION DATE” shall mean the same business day as the Effective Date.
3.	CLOSING AND EFFECTIVE DATE
3.1
The Reorganization shall close on June 30, 2021 or such other date as may be mutually agreed in writing by authorized officer of each party (the “EFFECTIVE DATE”). All acts taking place at the closing of the Reorganization (the “CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Effective Date unless otherwise agreed to by the parties (the “CLOSING TIME”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2	With respect to the Reorganization:

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a.
The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Effective Date to the Acquiring Fund’s custodian (the “ACQUIRING FUND CUSTODIAN”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund Trust shall direct the Target Fund’s custodian (the “TARGET FUND CUSTODIAN”) to deliver to the Acquiring Fund Custodian as of the Effective Date by book entry, in accordance with customary practices of the Target Fund Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian by wire transfer of federal funds or other appropriate means on the Effective Date. If the Target Fund is unable to make such delivery on the Effective Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Effective Date, delivered to the Acquiring Fund or the Acquiring Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, such as brokers’ confirmation slips.

b.
The Target Fund Trust shall direct the Target Fund Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Effective Date.

c.
At such time prior to the Effective Date as the parties mutually agree, the Target Fund shall provide: (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Effective Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

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d.
The Target Fund Trust shall direct the transfer agent for the Target Fund (the “TARGET FUND TRANSFER AGENT”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Effective Date, or provide other evidence reasonably satisfactory to the Target Fund Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

e.
In the event that on the Valuation Date or the Effective Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Fund Trust or the Target Fund Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES
4.1	Target Fund Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Fund Trust and the Acquiring Fund as follows:
a.
The Target Fund is duly established as a separate series of the Target Fund Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;

b.
The Target Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 ACT”), are in full force and effect;

8

c.
No consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Fund Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and Delaware securities laws;

d.
The current prospectus and statement of additional information (each as supplemented) of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

e.	The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
f.
Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Effective Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, other than such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

g.
The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Fund Trust’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound;

9

h.
Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Fund Trust’s or the Target Fund’s knowledge, threatened against the Target Fund Trust or with respect to the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Fund Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Fund Trust nor the Target Fund are a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

i.
The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

j.
Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Fund’s net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

k.
On the Effective Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and were (at the time filed), are or will be

10

true, correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending (other than waivers as a result of extensions of time to file Tax Returns). To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, dividend reporting forms, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

l.
The Target Fund is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and has filed an election to be a regulated investment company under the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Effective Date and intends to satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Effective Date. For each taxable year since inception (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund, to its knowledge, has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The Target Fund, to its knowledge, has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury

11

Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

m.
The Target Fund has not changed its taxable year end within the most recent 60- month period ending on February 24, 2021, and will not change its taxable year end prior to the Effective Date, without the consent of the Acquiring Fund Trust, whose consent will not be unreasonably withheld;

n.
All issued and outstanding shares of the Target Fund are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non- assessable by the Target Fund Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

o.
The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the board of trustees of the Target Fund Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

p.
Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust for use therein;

q.
The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

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r.
The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;

s.	The Target Fund has no unamortized or unpaid organizational fees or expenses;
t.
Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with any liability known to the Target Fund prior to the Effective Date; and

4.2
The Target Fund has not been notified in writing that any examinations of the Returns of the Target Fund are currently in progress or threatened, and the Target Fund has not been notified in writing that a deficiency has been asserted or assessed against it as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for Taxes not yet due and payable).  The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund Trust and the Target Fund as follows:

a.
The Acquiring Fund is duly established as a separate series of the Acquiring Fund Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

b.
The Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

c.	The registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act is in full force and effect;
d.
No consent, approval, authorization, or order of any court, governmental authority under U.S. federal law or the Delaware Statutory Trust Act or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Fund Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Effective Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

e.
The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects

13

to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

f.	The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its prospectus and statement of additional information;
g.
The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Fund Trust’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

h.
Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or with respect to the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Fund Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Fund Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

i.
The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund;

j.
The financial statements of the Acquiring Fund for the Acquiring Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring

14

Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

k.
Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquiring Fund, the redemption of Acquiring Fund Shares held by shareholders of the Acquiring Fund, distributions of the Acquiring Fund’s net investment income and/or net recognized gains, or the discharge of the Acquiring Fund’s ordinary course liabilities shall not constitute a material adverse change;

l.
The Acquiring Fund Trust’s board of trustees and officers have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

m.
On the Effective Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes of the Acquiring Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending (other than waivers as a result of extensions of time to file Tax Returns). To the Acquiring Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Acquiring Fund does not file a Return that the Acquiring Fund is or may be subject to taxation in that jurisdiction. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to

15

withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

n.
The Acquiring Fund (i) qualifies and intends to continue to qualify as a regulated investment company under Subchapter M of the Code for its taxable year which includes the Effective Date, and (ii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to continue the Target Fund’s qualification as a regulated investment company from and after the Closing. For each taxable year since inception (or portion thereof), the Acquiring Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.  The Acquiring Fund does not own any “converted property” (as such term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

o.
All issued and outstanding Acquiring Fund Shares are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non- assessable by the Acquiring Fund Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

p.
The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

q.
The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Effective Date have been duly authorized and, when so issued and delivered, will be duly and validly issued

16

Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund;

r.
The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;

s.	The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which they expect to be reimbursed by the Target Fund, directly or indirectly;
t.
The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein;

u.
There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization; and

v.
In conjunction with Section 1.1(h), the Acquiring Fund Trust shall furnish Weitz and Great Lakes with any future independent trustee candidate names to verify independence from and non-affiliation with Weitz and Great Lakes.

5.	COVENANTS
5.1	With Respect to the Reorganization:

a.
Both the Target Fund and Acquiring Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Effective Date for the Reorganization, it being understood that such ordinary course of business during that time period may include the purchase and sale of portfolio securities and other instruments, purchases and redemptions of Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all

17

material respects.

b.
The parties hereto shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).

c.
The Target Fund Trust will call a meeting of the shareholders of the Target Fund to consider and act separately upon this Agreement with respect to the Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

d.
The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

e.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

f.
The Target Fund Trust, on behalf of the Target Fund, will provide the Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Fund Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulation sections 1.6045A-1 and 1.6045B -1(a))) for purposes of preparing any Returns required by law to be filed by the Target Fund for

18

tax periods ending after the Effective Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

g.
Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement; provided, however, that nothing in this Agreement will obligate the board of trustees of the Target Fund Trust to approve or take any action that is inconsistent with its fiduciary duties to the Target Fund Trust, the Target Fund or its shareholders.

h.
As promptly as reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

i.
After the Effective Date, the Target Fund Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code.

j.
The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

k.
Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Returns relating to tax periods ending on or prior to the Effective Date (whether due before or after the Effective Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing.

l.
The Target Fund Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years;

19

and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

m.
The Target Fund Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Fund Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Fund Trust hereby assigns to the Acquiring Fund Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

n.
The Target Fund Trust and the Acquiring Fund Trust will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Effective Date and again within one week of the Effective Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Fund Trust and the Acquiring Fund Trust will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

o.
The Acquiring Fund Trust covenants that it will not make any material changes to the Acquiring Fund’s Valuation Procedures prior to the Effective Date without providing the Target Fund Trust with written notice of such changes at least ten days prior to the effective date of such changes.

p.
The Acquiring Fund Trust shall supply to the Target Fund Trust the statement of assets and liabilities for the Acquiring Fund described in Section 4.2 of this Agreement in conformity with the requirements described in such section.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1
The obligations of the Target Fund Trust, on behalf of the Target Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Effective Date, and, in addition thereto, the following conditions:

a.	All representations, covenants and warranties of the Acquiring Fund and the Acquiring Fund Trust contained in this Agreement shall be true and

20

correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

b.
The Acquiring Fund Trust shall have delivered to the Target Fund Trust on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund Trust and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

c.
The Acquiring Fund Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust and the Acquiring Fund, on or before the Effective Date;

d.
The Acquiring Fund Trust has not made any material changes to the Acquiring Fund’s Valuation Procedures between the date of this Agreement and the Effective Date, except as provided in Section 5.1(o) herein;

e.
The Target Fund Trust shall have received on the Effective Date the opinion of Dechert LLP, counsel to the Acquiring Fund Trust, with such assumptions and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, dated as of the Closing Date, covering the following points:

i.
The Acquiring Fund Trust has been duly organized as a statutory trust and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company.  The Acquiring Fund has been established as a separate series of the Acquiring Fund Trust under the Declaration of Trust of the Acquiring Fund Trust;

ii.
This Agreement has been duly authorized by the Acquiring Fund Trust, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by all of the other parties to the Agreement, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund Trust in

21

accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

iii.
The Acquiring Fund Shares to be issued to the Target Fund shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Acquiring Fund Trust and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

iv.
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Fund Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Fund Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Fund Trust is a party or by which it is bound;

v.
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

vi.
The Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

vii.
To the knowledge of such counsel, and except as otherwise disclosed to the Target Fund Trust pursuant to paragraph 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or

22

threatened as to the Acquiring Fund Trust or the Acquiring Fund and neither the Acquiring Fund Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

f.
In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Fund Trust.

g.
The Acquiring Fund’s registration statement on Form N-14 filed by the Acquiring Fund Trust with the Commission to register the offer of shares of the Acquiring Fund will be in effect on the Effective Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1
With respect to the Reorganization, the obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Effective Date and, in addition thereto, the following conditions:

a.
All representations, covenants and warranties of the Target Fund Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

b.
The Target Fund Trust shall have delivered to the Acquiring Fund Trust on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund Trust and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

c.
The Target Fund Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund Trust (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f) hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

23

d.	The Target Fund Custodian shall have delivered the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Fund Custodian;
e.
The Target Fund Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund Trust and the Target Fund, on or before the Effective Date;

f.
The Acquiring Fund Trust shall have received on the Effective Data the opinion of Stradley Ronon Stevens & Young LLP, counsel to the Target Fund Trust, with such assumptions and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, dated as of the Closing Date, covering the following points:

i.
The Target Fund Trust has been duly organized as a statutory trust and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Target Fund’s properties and assets and to carry on its business, including that of the Target Fund, as a registered investment company. The Target Fund has been established as a separate series of the Target Fund Trust under the Amended and Restated Agreement and Declaration of Trust of the Target Fund Trust;

ii.
This Agreement has been duly authorized by the Target Fund Trust, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by all of the other parties to the Agreement, is a valid and binding obligation of the Target Fund Trust on behalf of the Target Fund enforceable against the Target Fund Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

iii.
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Target Fund Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Target Fund Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of

24

any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Target Fund Trust is a party or by which it is bound;

iv.
The Target Fund Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

v.
To the knowledge of such counsel, and except as otherwise disclosed to the Target Fund Trust pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund Trust or the Target Fund and neither the Target Fund Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business; and

vi.
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Target Fund Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

g.
In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Fund Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Fund Trust or Target Fund Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1
The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust’s organizational documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

25

8.2
On the Effective Date, no action, suit or other proceeding shall be pending or, to the Target Fund Trust’s or the Acquiring Fund Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3
All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4
The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5
With respect to the Reorganization, the Target Fund Trust (on behalf of the Target Fund) and the Acquiring Fund Trust (on behalf of the Acquiring Fund) shall have received on or before the Effective Date an opinion of Dechert LLP (which opinion will be subject to certain qualifications) as to the matters set forth on Schedule 8.5. In rendering such opinion, Dechert LLP may request and rely upon representations contained in certificates of officers of the Target Fund Trust, the Acquiring Fund Trust and others, and the officers of the Target Fund Trust and the Acquiring Fund Trust shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Dechert LLP, appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Target Fund Trust and the Acquiring Fund Trust agree that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described in Schedule 8.5.  Opinions of counsel are not binding upon the Internal Revenue Service or the courts and there is no assurance that the Internal Revenue Service or a court would agree with the opinions. Notwithstanding anything herein to the contrary, neither the Acquiring Fund Trust nor the Target Fund Trust may waive the conditions set forth in this paragraph 8.5.

(i)   The Target Fund shall have declared and paid a dividend or dividends on or prior to the Valuation Date that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders, in distributions qualifying for the dividends paid deduction: (i) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code, and, (ii) all of the Target Fund’s net capital gain realized (after reduction

26

for any capital loss carryover); the amounts in (i) and (ii) shall in each case be determined without regard to any deductions for dividends paid and shall include amounts in respect of both (x) the Target Fund’s taxable year ending on the date of Closing, and (y) any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

9.	FEES AND EXPENSES
9.1	The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2
Except as may be otherwise agreed to between Weitz and Great Lakes, Great Lakes will bear the following expenses relating to the Reorganization, including, but not limited to: (1) the external legal costs to Great Lakes and the Target Fund of preparing and negotiating this Agreement; (2) the external legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (3) solicitation by proxy of approval of the Reorganization by the Target Fund Shareholders, including printing, mailing, and solicitation and tabulation of shareholder votes; (4) the external legal costs to the Target Fund relating to obtaining Target Fund Trust Board approval of this Agreement; and (5) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization, and Weitz will bear the following expenses relating to the Reorganization, including, but not limited to: (6) the external legal costs to Weitz and the Acquiring Fund of its own counsel preparing and negotiating this Agreement; (7) the external legal costs of its own counsel associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (8) the fees charged by the Acquiring Fund’s independent registered public accountants for services related to the Reorganization; and (9) external legal costs associated with an opinion of its counsel issued to both the Target Fund and the Acquiring Fund regarding the qualification of the Reorganization as a tax-free reorganization.  Additionally, Weitz and Great Lakes will each be responsible and pay fifty percent (50%) of all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any of the expenses relating to the Reorganization.  The terms in this Section 9.2 shall not supersede any separate agreement between Great Lakes and Weitz or between Great Lakes and U.S. Bancorp Fund Services, LLC, the fund administrator to the Target Trust and the Target Fund, with respect to fees and expenses relating to the Reorganization.

10.	COOPERATION AND EXCHANGE OF INFORMATION
Prior to the Closing and for a reasonable time thereafter, the Target Fund Trust and the Acquiring Fund Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or
27

(ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.
If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Fund Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Fund Trust have concluded that, based on their evaluation of the effectiveness of the Target Fund Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Fund Trust to the Acquiring Fund Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Fund Trust on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N- PORT.
11.	INDEMNIFICATION
11.1
Weitz agrees to indemnify and hold harmless the Target Fund Trust and each of the Target Fund Trust’s officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund Trust or any of its directors/trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or insofar as such loss, claim, damage, liability or expense relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by Weitz or its officers, directors, trustees, employees or affiliates prior to Closing relating to the Reorganization. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
13.	TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by: (i) mutual agreement of the Acquiring Fund Trust and the Target Fund Trust; or (ii) by either the Acquiring Fund Trust or the Target Fund Trust if the Closing shall not have occurred on or before August 31, 2021, unless such date is extended by mutual agreement of the Acquiring Fund Trust and the Target ; (iii) by either
28

the Acquiring Fund Trust or the Target Fund Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Fund Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Fund Trust; or (v) by the Target Fund Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Fund Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve Weitz of its obligations pursuant to Section 9.2 to bear expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.
14.	AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to paragraph 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.
15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
15.1	The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
15.3
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4	This agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5
It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Fund or the Acquiring Fund, as applicable, as provided in their respective organizational documents; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the trustees of the Target Fund Trust and the Acquiring Fund Trust on behalf of the Target Fund and Acquiring Fund, respectively, and signed by authorized officers of the Target Fund Trust and

29

Acquiring Fund Trust, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6
Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7
Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8
A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.	CONFIDENTIALITY
Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government
30

investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
17.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
FOR THE TARGET FUND TRUST:
Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attn: Thomas Bausch
WITH A COPY TO:
Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
FOR GREAT LAKES:
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois 60604
Attn.: Thomas R. Kiley
WITH A COPY TO:
Laura Delanoy, Esq. and Benjamin Haskin, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
FOR THE ACQUIRING FUND TRUST:
The Weitz Funds
1125 South 103rd Street, Suite 200
Omaha, Nebraska 68124
Attn.: John R. Detisch, Esq.
FOR WEITZ:
Weitz Investment Management , Inc.
1125 South 103rd Street, Suite 200
Omaha, Nebraska 68124
Attn.: James J. Boyne
31

WITH A COPY IN EACH CASE TO:
Patrick W.D. Turley, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

[SIGNATURE PAGE FOLLOWS]
32

SIGNATURE PAGE
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.
MANAGED PORTFOLIO SERIES on behalf of its series GREAT LAKES BOND FUND By: /s/ Brian Wiedmeyer Name: Brian Wiedmeyer Title: President	THE WEITZ FUNDS on behalf of its series WEITZ CORE PLUS INCOME FUND By: /s/ John Detisch Name: John Detisch Title: Vice President
GREAT LAKES ADVISORS, LLC solely for purposes of Section 9.2 of this Agreement By: /s/ Thomas R. Kiley Name: Thomas R. Kiley Title: Chief Executive Officer	WEITZ INVESTMENT MANAGEMENT, INC., solely for purposes of Sections 1.1(h), 9.2, and 11.1 of this Agreement By: /s/ John Detisch Name: John Detisch Title: Vice President

33

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 1.1
TARGET FUND AND CORRESPONDING ACQUIRING FUND SHARE CLASSES

Target Fund Class	Corresponding Acquiring Fund Class
Institutional Class Shares	Institutional Class Shares
34

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 8.5
FORM OF TAX OPINION
[Dechert LLP Letterhead]

    , 2021

Board of Trustees The Weitz Funds Weitz Core Plus Income Fund 1125 South 103rd Street, Suite 200 Omaha, Nebraska 68124
Board of Trustees Managed Portfolio Series Great Lakes Bond Fund 615 East Michigan Street Milwaukee, Wisconsin 53202
Dear Ladies and Gentlemen:
You have requested our opinion regarding certain federal income tax consequences to Great Lakes Bond Fund (the “Target Fund”), a separate series of Managed Portfolio Series, a Delaware statutory trust (the “Target Fund Trust”), to the holders of shares of beneficial interest (the “Target Fund Shares”) of Target Fund (the “Target Fund Shareholders”), and to Weitz Core Plus Income Fund (the “Acquiring Fund”), a separate series of The Weitz Funds (the “Acquiring Fund Trust”), in connection with the proposed transfer of substantially all of the properties of Target Fund to Acquiring Fund in exchange solely for shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all liabilities of Target Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Target Fund in complete liquidation and termination of Target Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of February 24, 2021, executed by Target Fund Trust on behalf of Target Fund and Acquiring Fund Trust on behalf of Acquiring Fund.
For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquiring Fund Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Target Fund Trust on behalf of Target Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.
B-1

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Target Fund and Acquiring Fund:
1.
The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and Acquiring Fund and Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of Target Fund solely in exchange for the assumption of the Liabilities of Target Fund and issuance of Acquiring Fund Shares;

3.
Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Target Fund upon the transfer of the Assets of Target Fund to Acquiring Fund solely in exchange for the assumption by Acquiring Fund of Target Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares;
5.
Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

6
Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the Reorganization;

7.
Under Section 362(b) of the Code, the tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Target Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Target Fund’s taxable year or on which gain was recognized upon the transfer to Acquiring Fund;

8.
Under Section 1223(2) of the Code, the holding period of the Assets of Target Fund in the hands of Acquiring Fund will include the period during which those Assets were held by Target Fund Trust on behalf of Target Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

2

9.
Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Target Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.
Very truly yours,
3

EXHIBIT C
FINANCIAL HIGHLIGHTS OF THE FUNDS
Financial Highlights of the Acquiring Fund

The Financial Highlights are intended to help you understand the financial performance of the Acquiring Fund over the past five years.  Certain information reflects financial results for a single Institutional Class Share of the Acquiring Fund.  The total returns in the table represent the rate that an Institutional Class Shareholder would have earned on an investment in the Acquiring Fund, assuming the reinvestment of all dividends and distributions.  The information presented in the Financial Highlights table for each of the fiscal years ended March 31, was audited by Ernst &Young LLP, an independent registered public accounting firm, whose reports, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s annual reports which are available upon request and are incorporated by reference herein.

Financial Highlights

	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
For an Institutional Class Share Outstanding Throughout Each Period:

Net asset value, beginning of period	$10.15	$10.32	$10.10	$10.23	$10.15
Net investment income†	0.38(a)	0.32(a)	0.29(a)	0.25(a)	0.25(a)
Net gain (loss) on securities (realized and unrealized)	0.91	(0.16)	0.21	(0.11)	0.21

Total from investment operations	1.29	0.16	0.50	0.14	0.46

Dividends from net investment income	(0.38)	(0.31)	(0.28)	(0.24)	(0.25)
Distribution from realized gains	(0.19)	(0.02)	--	(0.03)	(0.13)

Total distributions	(0.57)	(0.33)	(0.28)	(0.27)	(0.38)

Net asset value, end of period	$10.87	$10.15	$10.32	$10.10	$10.23
Total return	12.88%	1.56%	5.07%	1.40%	4.61%
Net assets, end of period ($000)	110,303	78,128	59,687	31,895	23,854

Ratios/Supplemental Data:
Ratio of expenses to average net assets (prior to fee waivers)	0.80%	0.80%	0.96%	1.09%	1.22%
Ratio of expenses to average net assets (net of fee waivers)	0.40%	0.40%	0.40%	0.40%	0.57%
Ratio of net investment income to average net assets	3.54%	3.02%	2.93%	2.47%	2.47%
Portfolio turnover rate	38%	51%	33%	43%	54%

(a)	Based on average daily shares outstanding

C-1

Financial Highlights of the Target Fund

The Financial Highlights are intended to help you understand the financial performance of the Target Fund over the past five years.  Certain information reflects financial results for a single Institutional Class Share of the Target Fund.  The total returns in the table represent the rate that an Institutional Class Shareholder would have earned on an investment in the Target Fund, assuming the reinvestment of all dividends and distributions.  The information presented in the Financial Highlights table for each of the fiscal years ended March 31, was audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose reports, along with the Target Fund’s financial statements, are included in the Target Fund’s annual reports which are available upon request and are incorporated by reference herein.

Financial Highlights

For a Fund share outstanding throughout the period – Institutional Class
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per Common Share Data

Net asset value, beginning of period	$9.54	$9.71	$9.68	$9.76	$9.81

Investment operations:
Net investment income	0.16	0.25	0.25	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.39	(0.17)	0.03	(0.08)	(0.04)

Total from investment operations	0.55	0.08	0.28	0.14	0.17

Less distributions from:
Net investment income	(0.16)	(0.25)	(0.25)	(0.22)	(0.22)
Net realized gains	--	--	--	--	--
Total distributions	(0.16)	(0.25)	(0.25)	(0.22)	(0.22)
Net asset value, end of period	$9.93	$9.54	$9.71	$9.68	$9.76

Total return	5.80%	0.79%	3.02%	1.44%	1.71%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$85,777	$103,879	$130,002	$134,724	$120,752

Ratio of expenses to average net assets:(1) Before expense waiver/recoupment	0.60%	0.57%	0.56%	0.57%	0.60%
After expense waiver/recoupment	0.60%	0.57%	0.61%	0.65%	0.65%

Ratio of net investment income to average net assets:(1)
After expense waiver/recoupment	1.65%	2.54%	2.65%	2.22%	2.13%

Portfolio turnover rate	110%	87%	47%	52%	69%
(1) Does not include income and expenses of investment companies in which the Fund invests.

C-2

EXHIBIT D

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Set forth below is certain additional information about the Acquiring Fund.  References to “we” refer to the Acquiring Fund.  References to “you” or “your” refer to shareholders of the Acquiring Fund.
How to Choose a Share Class
For the Acquiring Fund, investors can choose among two classes of shares: Investor Class and Institutional Class.  As described below, the classes differ to the extent they bear certain class-specific minimums and expenses.  When choosing a share class, it is important to consider your method of investing, directly with the Acquiring Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.
Investor Class
The minimum initial investment for Investor Class shares is $2,500. The Investor Class has no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Investor Class shares at the net asset value (“NAV”) per share of the Investor Class.
Institutional Class
The minimum initial investment for Institutional Class shares in the Acquiring Fund is $1,000,000.  The Institutional Class has no up-front sales charges or deferred sales charges.  Your entire purchase price is invested in Institutional Class shares at the NAV per share of the Institutional Class.
The following are limited exceptions to this minimum initial investment requirement: (1) persons (or family members living at the same address) who hold shares of the Acquiring Fund in one or more accounts that are registered with the Acquiring Fund’s Transfer Agent and that have a total dollar value in the Acquiring Fund of more than $1,000,000, (2) employees of Weitz Inc. and their families and (3) any other investor at the discretion of Fund management.  Institutional Class shares of the Acquiring Fund may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs. The Acquiring Fund reserves the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.
Converting from Investor Class to Institutional Class
If the current market value of your account in the Investor Class is at least $1,000,000, you may elect to convert that account from Investor Class to Institutional Class shares of the Acquiring Fund on the basis of relative NAVs. Converting from Investor Class to Institutional Class may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange as charged by your financial intermediary. Because the NAV per share of the Institutional Class may be higher or lower than that of the Investor Class at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted. You may convert from Investor Class to Institutional Class shares by calling us at (888) 859-0698 or by contacting your financial intermediary if you hold your investment in the Acquiring Fund through a financial intermediary.
If the current market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption or exchange, we may convert your Institutional Class shares into Investor Class shares of the

Acquiring Fund on the basis of relative NAVs. Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted.
A conversion from Investor Class shares to Institutional Class shares of the Acquiring Fund, or from Institutional Class shares to Investor Class shares of the Acquiring Fund, pursuant to the preceding paragraphs, should generally not be a taxable exchange for federal income tax purposes.
Investing Through an Intermediary
If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Acquiring Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in the Prospectus, including possible fees for purchasing shares. The Acquiring Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the Acquiring Fund (and/or its Investor Class or Institutional Class, as applicable) may pay administrative fees to these firms in return for services provided by these programs to the Acquiring Fund.
Weitz Inc. and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Acquiring Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Acquiring Fund over other investment options. Any such payments will not change the NAV or the price of the Acquiring Fund’s shares.
Purchasing Shares
The minimum investment required to open an Institutional Class account in the Acquiring Fund is $1,000,000.  For limited exceptions, see “Institutional Class” above. The minimum investment required to open an Investor Class account in the Acquiring Fund is $2,500. The subsequent minimum investment requirement (for all classes) is $25.
We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted.  FIS Investor Services LLC (“FIS”) is the transfer agent for Weitz Funds.  Any checks received directly by Weitz Funds at its business address will be forwarded promptly to FIS and processed when received by FIS. Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Acquiring Fund.
Opening a Regular New Account
•	By Mail
You can open a new account by:
o	Completing and signing a Weitz Funds purchase application;
o
Enclosing a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

o	Mailing the application and the check to:

By Mail:
Weitz Funds
P.O. Box 182785
Columbus, Ohio 4231-2785
By Certified or Overnight Delivery:
Weitz Funds
c/o FIS Investor Services LLC
4249 Easton Way, Suite 400
Columbus, Ohio 42319
o	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

•	By Internet
You can open a new account at weitzinvestments.com. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for online purchase transactions through our website. Certain account types are not available for online account access.
Opening a Retirement Account
Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Acquiring Fund. You can request information about establishing an IRA by calling us at (888) 859-0698.
•	By Mail

You can open an IRA account by:

o	Completing the IRA application and the transfer form, if applicable; and

o	Mailing the forms to the address shown under “Opening a Regular New Account.”
•	By Internet
Traditional IRA accounts and Roth IRA accounts can be opened online at weitzinvestments.com. Currently, IRA accounts are not charged an annual maintenance fee.
Shares of the Acquiring Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Acquiring Fund.
Purchasing Shares of the Acquiring Fund

You pay no sales charge when you purchase shares of the Acquiring Fund. The price you pay for the Acquiring Fund’s shares is the Acquiring Fund’s NAV per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If your purchase request is received in good order on any day prior to such time, your purchase price will be the NAV calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the NAV calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Acquiring Fund only if you intend to be a patient, long-term investor. Excessive trading into or out of the Acquiring Fund may harm the Acquiring Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Acquiring Fund and the Acquiring Fund reserves the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about the Acquiring Fund’s policy with respect to frequent or excessive trading.
You can purchase Fund shares in the following ways:
•	By Mail

You can purchase additional shares in an existing account by:
o
Sending a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

o	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement; and
o	Mailing the check and remittance stub to:
By Mail:
Weitz Funds
P.O. Box 182785
Columbus, Ohio 42318-2785

By Certified or Overnight Delivery:
Weitz Funds
c/o FIS Investor Services LLC
4249 Easton Way, Suite 400
Columbus, Ohio 42319
If the remittance stub is not available, indicate on your check or on a separate piece of paper your account name, address and account number.
•	By Wire
You can purchase shares with payment by bank wire by:

o	calling us toll free at (888) 859-0698 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank

Additional instructions may be provided to you.
If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.
Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.
•	By Internet
If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional Fund shares at weitzinvestments.com. You also need to have established electronic bank transfer instructions to purchase shares online. There is a limit of $100,000 per day for online purchase transactions through our website. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for Internet share purchases can only be made through your electronic bank transfer instructions. If you have not previously established electronic bank transfer instructions for your account, you can do so at weitzinvestments.com, or by calling us at (888) 859-0698.
•	By Telephone
If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of a Fund over the telephone. There is a limit of $100,000 per day for purchase transactions over the telephone. If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire. If you have not previously established banking instructions for your account, you can do so at weitzinvestments.com, or by calling us at (888) 859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. A telephone purchase request in good order should include the following:
o	Your account name, account number and Fund name;
o	The amount of the purchase being requested (specified in dollars); and

o	Other identifying information which is requested.
Please retain the confirmation number assigned to your telephone purchase as proof of your trade. We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) revise or terminate the telephone purchase privilege at any time.
•	By Automatic Investment
At any time after you open an account, you can choose to make automatic investments in Fund shares (subject to the required minimum investment) at regular intervals (on the 1st, 8th, 15th or 22nd day of the month or, if such day is not a business day, on the next following business day) by sending a voided check from your bank account. Your request to establish automatic investment privileges must be received by Weitz Funds at least three business days prior to the initial automatic investment. You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to Weitz Funds or at weitzinvestments.com. Your request must be received at least three business days prior to the effective date of the change.
Funding Your Account
If your check is returned because of insufficient funds or because you have stopped payment on the check, or if your electronic bank transfer investment transaction is returned by the bank, you will be responsible for any losses sustained by the Acquiring Fund as a result of (i) fees charged to the Acquiring Fund or (ii) a decline in the net asset value when the shares issued are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account. Fund shares purchased by check or via electronic bank transfer cannot be redeemed until 15 days after the date of such purchase.
Purchasing Through Others
Shares of the Acquiring Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Acquiring Fund. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Acquiring Fund. The Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz Inc. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Acquiring Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Redeeming Shares
Redemption Procedures
Shares will be redeemed at the NAV next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the NAV calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the NAV calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with Weitz Funds before a redemption request will be accepted. In addition, Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call us at (888) 859-0698 if you have questions about the requirements for redemption requests.
You can redeem Fund shares in the following ways:
•	By Written Request
You can redeem Fund shares by sending a redemption request in writing to Weitz Funds. A written redemption request in good order should include the following:
o	Your account name, account number and Fund name;
o	The amount of the redemption being requested (specified in dollars or shares);

o
The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

o	A signature guarantee, if required; and
o
Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.)

You can call us at (888) 859-0698 for information on which documents may be required.
Written redemption requests can be sent by mail to:
By Mail:
Weitz Funds
P.O. Box 182785
Columbus, Ohio 42318-2785

By Certified or Overnight Delivery:
Weitz Funds
c/o FIS Investor Services LLC
4249 Easton Way, Suite 400
Columbus, Ohio 42319

•	By Telephone Request
If you have an account directly with Weitz Funds, you can redeem Fund shares over the telephone up to $100,000 per day. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling (888) 859-0698. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

o	Your account name, account number and Fund name;

o	The amount of the redemption being requested (specified in dollars or shares); and

o	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.
•	By Internet
If you have an account directly with Weitz Funds and you have established a User ID, you can redeem Fund shares at weitzinvestments.com, up to $100,000 per day. Redemptions cannot be made via the website from corporate accounts or certain other accounts. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the NAV as computed on the next business day.

Redemption Payments

The Acquiring Fund typically expects to make a payment for shares redeemed to a redeeming shareholder within two business days following receipt of a shareholder redemption request in good order. However, the Acquiring Fund may take up to seven days to pay sale proceeds. Payment will normally be made by check or, if you have established electronic bank transfer instructions, you can request to receive your redemption proceeds via electronic bank transfer or by wire to the bank account of record. If you have not previously established electronic bank transfer instructions for your account, payment may also be made by wire transfer in accordance with wire instructions provided in writing to Weitz Funds, accompanied by a signature guarantee if required. Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.
To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change. We reserve the right to require a signature guarantee on any redemption.
A redemption of shares is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.
If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.
•	Methods to Meet Redemptions
Under normal market conditions, the Acquiring Fund expects to meet redemption requests through the use of holdings of cash or cash equivalents or by the sale of portfolio securities. In unusual or stressed market conditions, or as Weitz Funds deems appropriate, the Acquiring Fund may also utilize a credit facility to meet redemptions, if necessary. As further discussed below, the Acquiring Fund also reserves the right to meet redemption requests through an in-kind distribution of portfolio securities instead of cash under certain circumstances as further described below.
•	Other Redemption Information
Redemption payments normally will be made wholly in cash. The Acquiring Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Acquiring Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges, as well as taxable gains, upon the resale of the distributed securities. In addition, a redemption in portfolio securities would be treated as taxable event and may result in the recognition of gain or loss for federal income tax purposes.
Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the SEC or (iii) to the extent otherwise permitted by applicable laws or regulations.
Exchanging Shares
You can exchange shares of the Acquiring Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. All exchange transactions are subject to the minimum investment requirements for the applicable Fund and/or share class. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. If you have established a User ID, you can submit an order to exchange shares at weitzinvestments.com. You can also request the exchange of shares by telephone or in writing in the following manner:

•	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and

•	Other identifying information which is requested.
If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective NAV as computed on the next business day.
You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from the Acquiring Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return unless the shares were held in a tax-deferred account. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.
Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.
You should purchase shares of Weitz Funds only if you intend to be a patient, long-term investor. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.
For transfers from Investor Class to Institutional Class (or vice versa), see “How to Choose a Share Class-Converting from Investor Class to Institutional Class.”
Shareholder Account Policies and Maintenance
Changing Your Address
You can change the address on your account by sending a request to Weitz Funds. Written requests must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. Requests may also be made by telephone or online at weitzinvestments.com. To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change.
Confirmations
Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.
Shareholder Reports
Weitz Funds will make available periodic reports from the portfolio managers. The annual report for Weitz Funds will include the Acquiring Fund’s audited financial statements for the previous fiscal year, and the semi-annual report will include unaudited financial statements.

Electronic Delivery of Reports and Prospectuses

You may elect to receive our financial reports (Fund reports and prospectuses) online instead of in the mail. By electing to receive reports electronically, you will save trees and get reports faster, and also help us reduce Fund expenses, which could lower your investment costs. You may make this election at weitzinvestments.com. Shareholder statements and confirmations are not available for online delivery at this time. Reports are made available on the Weitz Funds’ website, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report.
Householding
Many shareholders of Weitz Funds have family members living in the same home who also own shares of Weitz Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce Fund expenses, Weitz Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding” does not apply to account statements, confirmations, or personal tax information.
If you do not wish to participate in householding, or wish to discontinue householding at any time, call us at (888) 859-0698. We will resume separate mailings for your account within 30 days of your request.
Important Information About Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you is that we must obtain the following information for each customer who opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.
Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity. We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.
Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.
Telephone and Internet Account Access Information
Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes. You may obtain personal account information:
•	On Weitz Funds’ website, weitzinvestments.com; or
•	By calling us at (888) 859-0698.
Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We also suggest you make a note of any transaction numbers you receive when using our website. If we follow our policies and procedures, Weitz Funds and its agents generally will not be responsible for any losses or costs incurred by following telephone or Internet instructions that we reasonably believe to be genuine. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. If we believe it is in the best interest of all shareholders, we may modify or discontinue telephone and/or online transactions without notice.
Accounts with Small Balances
We reserve the right to automatically redeem any account balance in cases where the account balance in the Acquiring Fund falls below $2,500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $2,500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.
Frequent Trading Policy
The Acquiring Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Acquiring Fund can have adverse consequences for the Acquiring Fund and for long-term shareholders in the Acquiring Fund. We believe that frequent or excessive short-term trading activity by shareholders of the Acquiring Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Acquiring Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Acquiring Fund therefore discourages frequent purchase and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Acquiring Fund to curtail such activity by shareholders. At the present time we do not impose limits on the frequency of purchases and redemptions, nor do we limit the number of exchanges into the Acquiring Fund based upon the determination by the Board of Trustees that due to the nature of the Acquiring Fund’s investment objectives, it is generally subject to minimal risks of frequent trading. We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Acquiring Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Acquiring Fund. It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.

Pricing of Shares
The Acquiring Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Acquiring Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The net asset value of the Acquiring Fund is generally based on the market value of the securities in the Acquiring Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by Weitz Funds’ Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, Weitz Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.
Distributions and Taxes
Shareholder Distributions
You will receive distributions from the Acquiring Fund which are your share of the Acquiring Fund’s net income and gain on its investments. The Acquiring Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions are generally paid quarterly.
You will receive your distributions from the Acquiring Fund in additional shares of the Acquiring Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify us in writing, at weitzinvestments.com, or by calling us at (888) 859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.
If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.
Taxation of Distributions
The Acquiring Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Acquiring Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is reported as an “exempt-interest dividend”). Distributions are taxable regardless of how long you have owned shares of the Acquiring Fund and whether your distributions are reinvested in shares of the Acquiring Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Acquiring Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying dividends, as described below.
Each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.

Current tax law generally provides for a maximum tax rate for individual and other noncorporate taxpayers of 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts) on long-term capital gains and on income from certain qualifying dividends on certain corporate stock. A noncorporate shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. These rate reductions do not apply to corporate taxpayers.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust), exceeds certain threshold amounts.
Distributions from the Acquiring Fund that include income from certain U.S. Treasury or certain other federal obligations may be exempt from state income taxes. State law varies as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
Taxation of Sales and Exchanges; Cost Basis Reporting
If you sell shares of the Acquiring Fund or exchange shares of the Acquiring Fund for shares of another Weitz Fund, you will generally recognize a gain or loss, unless your investment is held in a tax-deferred account. The gain or loss will generally be determined by subtracting your cost basis in the shares from the redemption proceeds or the value of shares received. Generally, cost basis is the original purchase price plus the price at which any distributions may have been reinvested. The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. If you sell shares held for less than six months with respect to which you have received a capital gains distribution, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.
If you acquire shares in the Acquiring Fund on or after January 1, 2012 (such shares are generally referred to as “covered shares”), and sell or exchange them after that date, the Acquiring Fund is generally required to report cost basis information to you and the Internal Revenue Service (the “IRS”) annually. The Acquiring Fund will compute the cost basis of your covered shares using the “average cost method,” which is the Acquiring Fund’s “default method,” unless you have selected a different method, or you choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Acquiring Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. If you have any questions, you may call us at (888) 859-0698.
Backup Withholding
Federal law requires the Acquiring Fund to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if you fail to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Acquiring Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling us at (888) 859-0698.
The Acquiring Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. See the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.
Buying Shares Prior to a Distribution
You should consider the tax implications of buying shares of the Acquiring Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will generally be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.
Additional Information
Code of Ethics
Weitz Funds, Weitz Inc. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:
•	Requires all employees to obtain preclearance before executing personal securities transactions;
•	Requires all employees to report personal securities transactions at the end of each quarter;
•	Requires all employees to report personal securities holdings annually;
•	Restricts certain personnel from trading in a security if trades in that security are made for client accounts;
•
Prohibits certain personnel from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•	Prohibits market-timing the Acquiring Fund and/or front-running client transactions or trading in the Acquiring Fund on the basis of material non-public information.
Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.
Fund Custodian
Citibank, N.A., 388 Greenwich Street, New York, New York, 10013 is the custodian for Weitz Funds.
Fund Transfer Agent
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 42319 is the transfer agent for Weitz Funds.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402 is the independent registered public accounting firm for Weitz Funds.
Fund Legal Counsel
Dechert, LLP, 1900 K Street N.W., Washington, DC 20006 serves as legal counsel to Weitz Funds.

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

The Weitz Funds
on behalf of its series Core Plus Income Fund

Suite 200
1125 South 103rd Street
Omaha, NE 68124-1071
402-391-1980
Relating to the July 15, 2021 Special Meeting of Shareholders of:
Great Lakes Bond Fund
a series of Managed Portfolio Series
June 21, 2021

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated June 21, 2021, relating specifically to the Special Meeting of Shareholders of the Great Lakes Bond Fund to be held on July 15, 2021 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at 855-278-2020.

TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE
STATEMENT OF ADDITIONAL INFORMATION	3
SUPPLEMENTAL FINANCIAL INFORMATION	3

1

GENERAL INFORMATION
This Statement of Additional Information relates to: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for: (i) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of Institutional Class Shares of the Target Fund, and (ii) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; followed by (b) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ holdings shares of the Target Fund (the “Reorganization”).  Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION
The Acquiring Fund is a series of The Weitz Funds.  The Target Fund is a series of Managed Portfolio Series. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:
•	Statement of Additional Information dated July 29, 2020 for the Target Fund, (File Nos. 811-22525 and 333-172080).
•	Statement of Additional Information dated July 31, 2020 for the Acquiring Fund (File Nos. 811-21410 and 333-107797);
•
The Target Fund’s audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021 (the “Target Fund Annual  Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Fund Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

•
The Acquiring Fund’s audited financial statements and related report of the independent public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021 (the “Acquiring Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Acquiring Fund Annual Report are incorporated herein by reference and no other parts of the Acquiring Fund Annual Report are incorporated by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Summary of Key Information- How Do The Funds’ Expenses Compare” of the Proxy Statement/Prospectus.
2

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund.  Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.
Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.
3

PART C:  OTHER INFORMATION
Item 15. Indemnification
Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.  In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 16. Exhibits
Exhibit No.	Description
(1)(a)	Certificate of Trust of the Registrant(1)
(b)	Declaration of Trust of the Registrant(1)
(2)	By-Laws of the Registrant(1)
(3)	Voting trust agreement - not applicable
(4)	Agreement and Plan of Reorganization is attached hereto as Appendix A to the Information Statement/Prospectus filed herewith
(5)	Certificates for Shares are not issued
(6)(a)	Management and Investment Advisory Agreement with Weitz Investment Management, Inc. for Core Plus Income Fund(2)
(6)(b)	Amended Expense Limitation Agreement with Weitz Investment Management, Inc. for Core Plus Income Fund Institutional Class Shares (filed herewith)
(7)	Distribution Agreement between the Registrant and Weitz Securities, Inc.(3)
(8)	Not applicable
(9)	Global Custodial Services Agreement with Citibank, N.A.(4)
(10)(a)	Amended Administrative Services Plan for Institutional Class Shares(5)
(10)(b)	Amended Plan Pursuant to Rule 18f-3(6)
(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters (filed herewith)
(12)	Form of Opinion and Consent of Dechert LLP regarding tax matters (filed herewith)
(13)(a)	Amended Administration Agreement with Weitz Investment Management, Inc.(6)

(13)(b)	Amended Administration Agreement for Institutional Class Shares(6)
(13)(c)	Services Agreement with Citi Fund Services Ohio, Inc.(4)
(13)(d)	Transfer Agency Services Agreement with FIS Investor Services LLC(4)
(14)(a)	Consent of Ernst & Young LLP (filed herewith)
(14)(b)	Consent of Cohen & Company, Ltd. (filed herewith)
(15)	Not applicable
(16)	Powers of Attorney (7)
(17)	Form of Proxy Card (filed herewith)

(1)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed on August 8, 2003.
(2)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on July 29, 2014.
(3)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on July 29, 2011.
(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on March 15, 2021.
(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A filed on July 30, 2020.
(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A filed on March 29, 2019.
(7)	Incorporated by reference to the Registrant’s initial Registration Statement on Form N-14 filed on April 9, 2021.

Item 17. Undertakings
(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Omaha, State of Nebraska, on the 17th day of June, 2021.
THE WEITZ FUNDS
By: /s/ Wallace R. Weitz
Wallace R. Weitz, President
As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 17th day of June, 2021.
Signature Title
/s/ Wallace R. Weitz              President and Trustee
Wallace R. Weitz                         (Principal Executive Officer)
/s/ James J. Boyne                 Treasurer and Chief Financial Officer
 James J. Boyne                            (Principal Financial Officer)
/s/ John W. Hancock*             Trustee
John W. Hancock
/s/ Thomas R. Pansing, Jr.*      Trustee
Thomas R. Pansing, Jr.
/s/ Delmer L. Toebben*           Trustee
Delmer L. Toebben
/s/ Lorraine Chang*                Trustee
Lorraine Chang
/s/ Roland J. Santoni*              Trustee
Roland J. Santoni
/s/ Justin B. Wender*               Trustee
Justin B. Wender
/s/ Wallace R. Weitz
Wallace R. Weitz
Attorney-in-fact
*Pursuant to Power of Attorney filed with the initial Registration Statement on Form N-14 filed on April 9, 2021.

EXHIBIT LIST
Exhibit No.	Description of Exhibit

6(b)	Expense Limitation Agreement

11	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters

12	Form of Opinion and Consent of Dechert LLP regarding tax matters

14(a)	Consent of Ernst & Young LLP

14(b)	Consent of Cohen & Company, Ltd.

17	Form of Proxy Card